Exhibit 10.2

TRUST AGREEMENT

between

PUBLIC FINANCE AUTHORITY,

as Issuer

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Trustee

Public Finance Authority

Affordable Housing Multifamily Certificates

Series 2024-1, Class A

Dated: October 31, 2024

TABLE OF CONTENTS

Page

ARTICLE I
DEFINITIONS

Section 1.01.	Definitions	3
Section 1.02.	Rules of Construction	11

ARTICLE II
DEPOSIT of POrtfolio, tax matters

ARTICLE III
CERTIFICATES

ARTICLE IV
ACCOUNTS; DISTRIBUTIONS; CERTAIN DUTIES OF TRUSTEE

ARTICLE V
ADMINISTRATION

Section 5.01.	Appointment and General Authority	25
Section 5.02.	Replacement of Administrator	26

ARTICLE VI
THE TRUSTEE

Section 6.01.	Appointment and General Authority	27
Section 6.02.	General Duties	29

ARTICLE VII
TAX MATTERS

Section 7.01.	Responsibilities for Tax Matters	36

ARTICLE VIII

[RESERVED]	37

ARTICLE IX
TERM AND TERMINATION OF THIS TRUST AGREEMENT

ARTICLE X
MISCELLANEOUS

ii

iii

TRUST AGREEMENT

This TRUST AGREEMENT, dated October 31, 2024 (as the same may be amended from time to time, this “Trust Agreement”), is entered into between the PUBLIC FINANCE AUTHORITY (together with its successors, the “Issuer”), a joint powers commission and a unit of government and body corporate and politic organized and existing under the laws of the State of Wisconsin, and WILMINGTON TRUST, NATIONAL ASSOCIATION (the “Trustee”), a national banking association, not in its individual capacity but solely as Trustee.

W I T N E S S E T H:

WHEREAS, the Issuer was created under Sections 66.0301, 66.0303 and 66.0304 of the Wisconsin Statutes, as amended (the “Act”);

WHEREAS, the Issuer is authorized and empowered under the Act and by that certain Amended and Restated Joint Exercise of Powers Agreement Relating to the Public Finance Authority, dated September 28, 2010, by and among Adams County, Wisconsin; Bayfield County, Wisconsin; Marathon County, Wisconsin; Waupaca County, Wisconsin; and the City of Lancaster, Wisconsin, as such agreement may be amended from time to time (the “Joint Exercise Agreement”) together with any other political subdivision that may from time to time be designated as a Member (as defined herein) of the Issuer pursuant to the Joint Exercise Agreement to, among other things, acquire, buy, pledge or assign any property or interest in property that is located within or outside of the State of Wisconsin and make or enter into any agreements in connection therewith;

WHEREAS, ATAX TEBS II, LLC, or an affiliate thereof (the “Seller”), holds a senior interest in certain custody receipts (each a “Underlying Enhanced Receipt” and, collectively, the “Underlying Enhanced Receipts”) representing a partial beneficial ownership interest in certain Underlying Bonds originated by parties unrelated to the Seller for the purpose of financing the construction or acquisition and rehabilitation of multifamily affordable housing projects and the Seller now finds it beneficial to redeploy its capital and reallocate its resources to enable it to, among other things, further make further investments in the low-income housing finance market;

WHEREAS, the Seller has sold, assigned, transferred and otherwise conveyed such Underlying Enhanced Receipts to the Issuer pursuant to the Portfolio Purchase Agreement (as defined herein); and

WHEREAS, in order to fund such purchase, and in furtherance of the purposes of the Issuer and pursuant to the Act, the Issuer intends to enter into this Trust Agreement, pursuant to which it will issue its Affordable Housing Multifamily Certificates Series 2024-1 Class A (the “Certificates”) the proceeds of which will be used to purchase the Portfolio Assets (as defined herein) from the Seller and to pay other costs incurred in connection with the issuance of the Certificates.

NOW, THEREFORE, the Issuer, in consideration of the premises and of the mutual covenants contained herein and of the purchase and acceptance of the Certificates by the Holders (as defined herein) thereof, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, in order to provide for the performance and observance of all the covenants and conditions in the Certificates and herein contained, and to declare the terms and conditions upon and subject to which the Certificates are issued and distributions thereon are made pursuant hereto, has executed and delivered this Trust Agreement and has deposited with, and assigned its rights with respect to, and by these presents does deposit with, and assign its rights with respect to, the Trustee, to the extent provided herein, and to its successors and assigns forever, the Underlying Enhanced Receipts and all money, instruments and other property that are sold, assigned and transferred to the Issuer, including all proceeds thereof, but excluding in all cases the Issuer Unassigned Rights, as defined herein, and payments received in respect thereof (collectively, the “Trust Estate”);

TO HAVE AND TO HOLD the same with all privileges and appurtenances hereby conveyed and assigned, or agreed or intended to be, to the Trustee and its successors in said trust and assigns forever;

IN TRUST, NEVERTHELESS, for the equal and proportionate benefit and protection of all Beneficial Owners (as defined herein), without privilege, priority or distinction as to the ownership interest or otherwise of any of the Certificates over any other of the Certificates, except as otherwise provided herein or with respect to moneys otherwise held to pay particular Certificates hereunder;

SUBJECT ONLY TO THE RIGHTS OF THE ISSUER TO APPLY AMOUNTS UNDER THE PROVISIONS OF THIS TRUST AGREEMENT, THE TRUST ESTATE SHALL IMMEDIATELY ATTACH AND BE EFFECTIVE, BINDING AND ENFORCEABLE FROM AND AFTER THE TIME OF THE DELIVERY BY THE TRUSTEE OF THE FIRST CERTIFICATES AUTHENTICATED AND DELIVERED UNDER THIS TRUST AGREEMENT. THE TRUST ESTATE AND ANY ASSIGNMENT THEN OR THEREAFTER RECEIVED BY THE TRUSTEE FROM THE ISSUER IN FAVOR OF THE CERTIFICATES SHALL IMMEDIATELY BE VALID, BINDING AND ENFORCEABLE AGAINST THE ISSUER, THE HOLDERS, CREDITORS AND ALL OTHER PARTIES HAVING CLAIMS AGAINST THE ISSUER IRRESPECTIVE OF WHETHER SUCH PARTIES HAVE NOTICE THEREOF AND WITHOUT THE NEED FOR ANY PHYSICAL DELIVERY, RECORDATION, FILING, OR FURTHER ACT.

IT IS HEREBY EXPRESSLY ACKNOWLEDGED that the Issuer has entered into this Trust Agreement and issued (or will issue) the Certificates pursuant to the Act, and the Trustee hereby accepts such trust and covenants to enforce the provisions of this Trust Agreement so as to effect the purposes of the Act.

IT IS HEREBY EXPRESSLY DECLARED that all Certificates issued hereunder are to be issued, authenticated and delivered, and all said property, rights, interests, revenues and funds held hereunder are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Issuer and the Trustee have each agreed and covenanted for the benefit of the Beneficial Owners from time to time of the Certificates issued hereunder as follows:

ARTICLE I

DEFINITIONS
Section 1.01.
Definitions. Whenever used herein the following words and phrases have the meanings set forth in this Section 1.01. Any capitalized terms used but not defined in this Section 1.01 which are defined in the Custody Agreement shall have the meaning provided in the Custody Agreement.

“Accrual Period” means, with respect to any Certificate Distribution Date, the calendar month prior to the calendar month in which such Certificate Distribution Date occurs.

“Act” means Sections 66.0301, 66.0303 and 66.0304 of the Wisconsin Statutes, as amended.

“Administration Agreement” means (i) initially, the Administration Agreement, dated October 31, 2024, among the Issuer, the Administrator and the Trustee, and (ii) if the Administrator is replaced in accordance with Section 5.02, a substantially similar agreement among the Issuer, such successor Administrator, and the Trustee.

“Administrator” means, the entity appointed by the Issuer to act as Administrator hereunder, initially, Greystone Housing Impact Investors LP.

“Adverse Tax Event” means any action or the failure to take action required herein that would cause the Class A Arrangement or the Portfolio to be characterized as an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.

“Affiliates” means, with respect to any specified Person, (a) any Person directly or indirectly Controlling, Controlled by or under common Control with the specified Person and shall include any director, officer or trustee of the specified Person; and (b) any Person directly, indirectly or beneficially owning or Controlling more than 50% of any class of voting securities of the specified Person.

“Authorized Denominations” $5,000 and increments of $1.00 in excess thereof upon initial delivery, and $0.01 in excess thereof thereafter.

“Authorized Signatory” means any officer, director or other person designated by resolution of the Board of Directors of the Issuer (whether such resolution is adopted in connection with the issuance of the Certificates or otherwise) or by the Issuer’s Bylaws as an “Authorized Signatory” empowered to, among other things, execute and deliver on behalf of the Issuer the Issuer Documents and the Certificates.

“Beneficial Interest” means the interest of a Beneficial Owner in a Certificate.

“Beneficial Owner” means (a) with respect to a Certificate registered in the name of Cede & Co., as nominee of DTC, the Person who is the beneficial owner of such Certificate as reflected on the books of DTC, or on the books of a DTC Participant or an indirect participant, (b) if the Certificates are not book‑entry, the owner of a Certificate as set forth in the Register, and (c) for

U.S. federal income tax purposes, the Person who is the beneficial owner of such Certificate as determined under the Code.

“Borrower” means, with respect to each Underlying Bond and related Underlying Enhanced Receipt, the Person or Persons identified as such on Schedule I.

“Business Day” means any day other than (a) a Saturday, (b) a Sunday, (c) a day on which the Federal Reserve Bank of New York (or other agent acting as Underlying Credit Enhancer’s fiscal agent) is authorized or obligated by law or executive order to remain closed, (d) a day on which the permanent home office of the Underlying Credit Enhancer, the Trustee or the Custodian is closed, or (e) a day on which (i) banking institutions in the City of New York, New York or the city in which the principal office of the Custodian, the Trustee or the Underlying Credit Enhancer is located are required or authorized by law or executive order to be closed or (ii) the New York Stock Exchange is authorized or obligated by law or executive order to be closed.

“Cede & Co.” means Cede & Co., the nominee for DTC, and any successor nominee of DTC.

“Certificate Balance” means initially, with respect to the Certificates, $75,393,097, and thereafter, such initial amount less all Distribution of Receipt Principal previously made with respect to the Certificates.

“Certificate Distribution” means the monthly amount of Underlying Enhanced Receipt Interest to be distributed to the Certificateholders equal to the product of the outstanding Certificate Balance by the Certificate Rate, calculated on a 30/360 basis.

“Certificate Distribution Date” means the twenty-fifth (25th) day of each month or, if such twenty-fifth (25th) day is not a Business Day, then the next succeeding Business Day, on November 25, 2024.

“Certificate Interest” means, with respect to any Certificate Distribution Date, the aggregate Underlying Enhanced Receipt Interest Distributions and the interest portion of any Shortfall Amount received by the Trustee pursuant to the Underlying Credit Enhancement on the immediately preceding Underlying Enhanced Receipt Payment Date.

“Certificate Payments” means, with respect to any Certificate Distribution Date, the sum of the Certificate Principal and Certificate Interest due on such Certificate Distribution Date.

“Certificate Principal” means, with respect to any Certificate Distribution Date, the aggregate Underlying Enhanced Receipt Principal Distributions and the principal portion of any Shortfall Amount received by the Trustee pursuant to the Underlying Credit Enhancement on the immediately preceding Underlying Enhanced Receipt Payment Date.

“Certificate Purchase Agreement” means the Certificate Purchase Agreement by and among the Issuer, the Seller and Jefferies LLC, dated October 22, 2024.

“Certificate Rate” means, for any Certificate Distribution Date, 4.10%.

“Certificates” means the Class A Certificates.

“Class A Arrangement” means the arrangement with respect to the Class A Beneficial Owners that is created and established pursuant to this Trust Agreement.

“Class A Beneficial Owner” means a Beneficial Owner of a Class A Certificate.

“Class A Certificate” means one of the Class A Certificates evidencing an interest in the Portfolio Assets as provided herein, which are being issued in the initial Certificate Balance of $75,393,097 and bearing CUSIP Number 74448FAC5.

“Closing Date” means October 31, 2024.

“Code” means the U.S. Internal Revenue Code of 1986, as the same may be amended from time to time (or any successor statute thereto).

“Continuing Disclosure Agreement” means that Continuing Disclosure Agreement dated the Closing Date among the Issuer, the Dissemination Agent and the Administrator, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Control” (and the correlative terms “Controlling,” “Controlled by” and “under common Control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of outstanding securities, equity or other beneficial ownership interests, by contract or otherwise.

“Custodian” means Wilmington Trust, National Association, in its capacity as custodian under the Custody Agreement.

“Custody Agreement” means the Custody Agreement, dated as of October 1, 2024, between ATAX TEBS II, LLC, as depositor, and the Custodian as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Dissemination Agent” means BLX Group LLC, or any successor Dissemination Agent appointed by the Issuer in accordance with the Continuing Disclosure Agreement.

“Distribution” means any and all distributions on the Certificates, including Certificate Interest, Certificate Principal and any other amounts paid to the Certificateholders, including from a draw under the Underlying Credit Enhancement, as set forth in Section 4.02.

“Distribution Account” means the segregated account established by the Trustee for the benefit of the Holders and Beneficial Owners as set forth in Section 4.01(a).

“Distribution Date Statement” has the meaning set forth in Section 4.06.

“DTC” means The Depository Trust Company or its successors.

“DTC Letter of Representations” means the Blanket Letter of Representations from the Issuer to DTC dated December 14, 2018.

“DTC Participant” means a member of, or participant in, DTC as provided in the rules and regulations of DTC.

“Electronic Means” means facsimile transmission (“fax”), e-mail or other similar electronic means of communication.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Freddie Mac” means the Federal Home Loan Mortgage Corporation, a shareholder-owned government-sponsored enterprise organized and existing under the laws of the United States.

“Grantor Trust” has the meaning set forth in Section 2.05(a).

“Holder” or “Certificateholder” means the Person in whose name a Certificate is registered as set forth in the Register, which for all book‑entry Certificates shall be Cede & Co.

“Indemnification Agreement” means that certain indemnification agreement, dated the Closing Date, by and between Greystone Housing Impact Investors LP, as the Indemnitor thereunder, and the Issuer, on behalf of itself and the Issuer Indemnified Parties.

“Indemnitor” means Greystone Housing Impact Investors LP, solely in its capacity as Indemnitor under the Indemnification Agreement.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“IRS” means the U.S. Internal Revenue Service, including any successors thereto.

“Issuer” means Public Finance Authority, a joint powers commission and a unit of government and body corporate and politic organized and existing under the laws of the State of Wisconsin, including any successors thereto.

“Issuer Documents” means this Trust Agreement, the Portfolio Purchase Agreement, the Certificate Purchase Agreement, the Administration Agreement, the Indemnification Agreement, the Continuing Disclosure Agreement, the Dissemination Agent Agreement, the Resolution and any other agreement, certificate, contract, or instrument to be executed by the Issuer in connection with the issuance of the Certificates.

“Issuer Indemnified Party” or “Issuer Indemnified Parties” means, individually or collectively, as applicable, (i) the Issuer Sponsors, (ii) the Members, and (iii) each and all of the Issuer’s, the Issuer Sponsors’ and the Members’ respective past, present and future directors, board members, governing members, trustees, commissioners, elected or appointed officials, officers, employees, Authorized Signatories, attorneys, contractors, subcontractors, agents and advisers (including, without limitation, counsel and financial advisers), and each of their respective heirs, successors and assigns.

“Issuer Sponsor” means the National League of Cities, the National Association of Counties, the Wisconsin Counties Association, the League of Wisconsin Municipalities and any other Person identified by the Issuer as an organization sponsoring the Issuer.

“Issuer Unassigned Rights” means the rights of the Issuer expressly granted to the Issuer in this Trust Agreement and the other Issuer Documents to (a) inspect books and records, (b) give or receive notices, approvals, consents, requests, and other communications, (c) receive payment or reimbursement for costs and expenses, (d) receive payment of any fees, including attorneys’ fees, it is owed, (e) the benefit of all provisions providing the Issuer immunity from and limitation of liability, (f) indemnification from liability by the Seller, the Administrator, or the Indemnitor, and (g) enforce, in its own name and on its own behalf, those provisions hereof and of any other document, instrument or agreement entered into with respect to the Certificates that provides generally for the enumerated rights or any similar rights of the Issuer or any Issuer Indemnified Party. For avoidance of doubt, the “Issuer Unassigned Rights” referenced in clauses (e), (f) and (g), above, shall include (but not be limited to) the rights of the Issuer Indemnified Parties to exculpation from liability and indemnification as provided in the Issuer Documents and the right of any such Issuer Indemnified Party to enforce such rights in his, her or its own name.

“Joint Exercise Agreement” has the meaning given in the Recitals.

“Majority Owners” means the Holders who own a majority of the voting rights of the Certificates as determined as set forth in Section 3.06.

“Mandatory Tender” means the purchase of an Underlying Enhanced Receipt by the Custodian at the direction of, and with the funds provided by, the Underlying Credit Enhancer upon the occurrence of a Mandatory Tender Event.

“Mandatory Tender Date” means the date selected by the Underlying Credit Enhancer on which a Mandatory Tender occurs, which may only occur on the first through the tenth (10th) calendar day of any month (or if the 10th calendar day is not a Business Day, the immediately following Business Day).

“Mandatory Tender Event” means Underlying Credit Enhancer’s provision of notice to the Custodian pursuant to the Custody Agreement and the Underlying Credit Enhancement that it has exercised its option to call Underlying Enhanced Receipts for mandatory tender upon the occurrence of (i) a breach of the Seller’s representations and warranties under the Reimbursement Agreement, (ii) an event of default under the Reimbursement Agreement, (iii) an Underlying Bond Event of Default, or (iv) a determination of taxability under the Underlying Bond Documents.

“Mandatory Tender Purchase Price” means an amount equal to (a) the Underlying Enhanced Receipt Balance, plus (b) accrued interest on the Underlying Enhanced Receipt Balance at the Certificate Rate to, but not including, the Mandatory Tender Date.

“Members” means the parties to the Joint Exercise Agreement and any political subdivision that has been designated as a member of the Issuer pursuant to the Joint Exercise Agreement.

“Notice Party” and “Notice Parties” means the Issuer, the Administrator, the Trustee, the Dissemination Agent, and the Holders.

“Opinion of Counsel” means a written opinion of counsel, who may be counsel for the Issuer, the Administrator, a Holder, a Beneficial Owner or the Trustee, which opinion is addressed to the Issuer and the Trustee and is reasonably acceptable in form and substance to the Issuer.

“Permitted Investments” means any one or more of the following dollar-denominated investments which are exempt from both U.S. federal income taxation and State income taxation: (i) commercial paper having a rating of no less than “A-1+”/“P-1”, and (ii) money market funds having a rating of no less than “A-1+”. To the extent that the Trustee is instructed in this Trust Agreement to invest amounts in Permitted Investments, and in the absence of direction with respect to which Permitted Investments such amounts are to be invested, such amounts shall remain uninvested.

“Person” means any individual, partnership, joint venture, corporation, trust, limited liability company, or unincorporated association, any other entity and any government or any department or agency thereof, whether acting in an individual, fiduciary or other capacity.

“Portfolio” means the Underlying Enhanced Receipts, evidencing an ownership interest in the Underlying Bonds and the Underlying Credit Enhancement.

“Portfolio Assets” means, collectively, (i) the rights, title and interests of the Issuer in the Underlying Enhanced Receipts; (ii) the Issuer’s rights under the Portfolio Purchase Agreement; and (iii) all funds and accounts created pursuant to this Trust Agreement.

“Portfolio Purchase Agreement” means the Portfolio Purchase Agreement between the Issuer, as purchaser, and the Seller dated the Closing Date.

“Project” means the real estate or housing investment financed by the issuance of an Underlying Bond.

“Rating Agency” means S&P.

“Record Date” means, for each Certificate Distribution Date, the close of business on the last Business Day of the prior calendar month.

“Register” means the registration books maintained by the Trustee pursuant to Section 3.02.

“Regulations” or “Treasury Regulations” means the Treasury Regulations promulgated under the Code.

“Regulatory Allocations” shall have the meaning set forth in Section 8.02(f).

“Reimbursement Agreement” means that Reimbursement Agreement dated as of October 1, 2024 between the Underlying Credit Enhancer and the Seller.

“Resolution” means the resolution duly adopted by the Issuer authorizing the Issuer’s issuance of the Certificates.

“S&P” means S&P Global Ratings, a business unit of Standard & Poor’s Financial Services LLC, its successors and assigns. References herein to “applicable rating category” (other than such references to “highest applicable rating category”) shall, in the case of S&P, be deemed to refer to such applicable rating category of S&P, without regard to any plus or minus or other comparable rating qualification.

“Securities Act” means the Securities Act of 1933, as amended.

“Seller” means ATAX TEBS II, LLC.

“Servicer” means Greystone Servicing Company LLC pursuant to the Servicing Agreement between the Servicer and the Underlying Credit Enhancer dated as of October 1, 2024.

“Shortfall Amount” means, with respect to any Draw Date, the amount in which the Underlying Bond Minimum Payment exceeds the aggregate Underlying Bond Payments available on such Draw Date.

“Termination Date” means the date on which the Trustee distributes the final amounts due with respect to the Underlying Enhanced Receipts or the date determined as set forth in Section 9.03.

“Termination Event” has the meaning set forth in Section 9.02.

“Trust Agreement” means this Trust Agreement.

“Trust Documents” means this Trust Agreement, the Certificates, the Certificate Purchase Agreement, the Portfolio Purchase Agreement, the Administration Agreement, closing certificates, account agreements and other documents, agreements, instruments and certificates relating to any of the foregoing.

“Trustee” means Wilmington Trust, National Association, not in its individual capacity but acting solely in its capacity as trustee hereunder, including its successors in interest.

“Trustee Fee” means the fee payable to the Trustee on each Certificate Distribution Date, in arrears for the prior calendar month, in an amount equal to (i) the unpaid principal balance of each Underlying Enhanced Receipt as of the first day of the immediately preceding calendar month, (ii) the rate of 0.03% per annum, and (iii) the accrual basis for the respective Underlying Enhanced Receipt.

“Trustee Fee Letter” shall mean that certain fee letter dated October 3, 2024.

“Underlying Bond” or “Underlying Bonds” means the portion of the bonds underlying the Portfolio Assets as set forth on Schedule I.

“Underlying Bond Documents” means the trust agreements, loan agreements, resolutions, indentures or other documents pursuant to which the Underlying Bonds were issued, and all documents securing repayment of the Underlying Bonds including all deeds of trust, mortgages, security agreements and financing statements, together with all documents and agreements related thereto.

“Underlying Bond Event of Default” means any of the events that constitute an event of default on an Underlying Bond.

“Underlying Bond Interest Distribution” means with respect with respect to any Underlying Bond Payment Date and Underlying Bond, the amount of regularly scheduled interest payments due on the Underlying Bonds in an amount equal to the product of the Underlying Bond interest rate and the outstanding par amount of such Underlying Bond calculated on a 30/360 basis for the prior calendar month.

“Underlying Bond Payment Date” means the first calendar day of each month.

“Underlying Bond Payments” means, with respect to any Underlying Bond Payment Date and any Underlying Bond, the sum of the Underlying Bond Interest Distribution and Underlying Bond Principal Distribution due on such Underlying Bond Payment Date.

“Underlying Bond Principal Distribution” means with respect to any Underlying Bond Payment Date and Underlying Bond, the amount of regularly scheduled principal payments due as set forth in the related Underlying Bond Documents.

“Underlying Credit Enhancement” means the Standby Underlying Credit Enhancement Agreement, dated as of October 1, 2024, between the Custodian and the Underlying Credit Enhancer, as amended or supplemented, delivered with respect to the Underlying Enhanced Receipts.

“Underlying Credit Enhancer” means Freddie Mac, its successors and assigns, as the provider of the Underlying Credit Enhancement hereunder.

“Underlying Enhanced Receipt” means each series FRA Custody Receipt issued pursuant to the Custody Agreement representing the right to receive a portion of the Underlying Bond Principal Distributions and Underlying Bond Interest Distributions due on the related Underlying Bond and the benefits of the Underlying Credit Enhancement after payment of any and all other fees due and owing to the Underlying Credit Enhancer.

“Underlying Enhanced Receipt Balance” means with respect to each Underlying Enhanced Receipt, the initial Underlying Enhanced Receipt Balance set forth on Schedule I, less all distributions of Underlying Enhanced Receipt Principal Distribution received with respect to such Underlying Enhanced Receipts.

“Underlying Enhanced Receipt Interest Distribution” means with respect with respect to any Underlying Enhanced Receipt Payment Date and Underlying Enhanced Receipt, the amount of Underlying Bond Interest Distribution due to be distributed on such Underlying Enhanced Receipt in an amount equal to the product of the Underlying Enhanced Receipt Rate and the Underlying Enhanced Receipt Balance calculated on a 30/360 basis for the prior calendar month.

“Underlying Enhanced Receipt Payment Date” means the 20th day of each month or, if such 20th day is not a Business Day, then the next succeeding Business Day.

“Underlying Enhanced Receipt Payments” means, with respect to any Underlying Enhanced Receipt Payment Date, the sum of the Underlying Enhanced Receipt Interest Distributions and Underlying Enhanced Receipt Principal Distributions due on such Underlying Enhanced Receipt Payment Date and the amounts drawn on the Underlying Credit Enhancement, if any.

“Underlying Enhanced Receipt Principal Distribution” means with respect to any Underlying Enhanced Receipt Payment Date and Underlying Enhanced Receipt, the amount of regularly scheduled Underlying Bond Principal Distribution payment due with respect to the related Underlying Bonds as set forth in the related Underlying Bond Documents.

“Underlying Enhanced Receipt Rate” means the distribution rate with respect to each Underlying Enhanced Receipt equivalent to the related Certificate Rate plus the Trustee Fee, as set forth on Schedule I.

“Unscheduled Receipt Payment” means an unscheduled Underlying Bond Principal Distribution together with the interest thereon at the Underlying Enhanced Receipt Rate calculated on a 30/360 basis whether received as (i) a voluntary payment in excess of any scheduled amortization payment, (ii) insurance proceeds or a condemnation award with respect to a Project or (iii) a result of a Mandatory Tender.

Section 1.02.
Rules of Construction.
(a)
Accounting terms used, but not defined (or only partly defined), herein or in any certificate or other document made or delivered pursuant to this Trust Agreement shall have the respective meanings given to them under generally accepted accounting principles.
(b)
The definitions contained in this Trust Agreement are applicable to the singular as well as the plural, the past, the present, the future, the active and the passive forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.
(c)
Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.
(d)
The terms “herein,” “hereby,” “hereof” or “hereunder,” unless otherwise modified by more specific reference, shall refer to this Trust Agreement in its entirety as amended from time to time. Unless otherwise indicated in context, the terms “Article,” “Section,” “Schedule” or “Exhibit” shall refer to an Article or Section of, or Schedule or Exhibit to, this Trust Agreement. The headings of sections and paragraphs and the table of contents contained herein are provided for convenience only. They form no part of this Trust Agreement and shall not affect its construction or interpretation.
(e)
All references to a particular time of day shall be to New York, New York time.
(f)
If any action, notice, event or payment is to take place on any day, and such day is not a Business Day, then notwithstanding any other provision herein, such action, notice, event or payment shall take place on the next following Business Day.
ARTICLE II

DEPOSIT of POrtfolio, tax matters
Section 2.01.
Deposit of Portfolio Assets.
(a)
In order to provide for the payment of Distributions on the Certificates and the performance and observance of all the covenants and conditions herein, the Issuer deposits with, and grants and assigns to, the Trustee, to the extent provided herein (excepting the Issuer Unassigned Rights), the Portfolio Assets.
(b)
The Trustee shall hold the Portfolio Assets, in trust, for the benefit of the Beneficial Owners of the Certificates upon the terms set forth herein, until such time as the Certificates have been paid in full and cancelled as set forth herein.
(c)
The assignment hereby made shall be valid and binding from and after the time of delivery of the Portfolio Assets by the Issuer to the Trustee under this Trust Agreement. Any Portfolio Asset, replacement therefor or proceeds thereof, subsequently received by the Issuer shall immediately be subject to this Trust Agreement and deposited hereunder and the obligation to perform the contractual provisions hereby made shall be valid and binding and prior to the claims of any and all parties having claims of any kind in tort, contract or otherwise against the Issuer irrespective of whether such parties have notice thereof.
(d)
From and after the Closing Date, the Trustee acting in its capacity as trustee hereunder shall hold legal title to the Underlying Enhanced Receipts, which shall be registered in the name of the Trustee as the Holder thereof under the Custody Agreement, and the Certificates shall evidence equity interests in the Portfolio Assets, including the rights of the Holders and Beneficial Owners thereof to receive Distributions as set forth in the Certificates and herein. Subject to any restrictions in any of the Portfolio Assets, the Trustee may cause legal title to any part of the Portfolio Assets to be held by or in the name of the Trustee or any other person as nominee.
(e)
The Underlying Enhanced Receipts and the remainder of the Portfolio Assets will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the Trustee or any Person claiming through it, except as provided herein. The Trustee shall not have the power or authority to transfer, assign, hypothecate, pledge or otherwise dispose of any of the Portfolio Assets to any Person, except as expressly permitted by the provisions of this Trust Agreement and the Custody Agreement or as required by law. The Trustee is authorized and directed to deliver any instrument or document necessary to document or effectuate the assignment of the Underlying Enhanced Receipts to the Trustee and to obtain delivery of all Underlying Enhanced Receipt Payments to the Trustee for the benefit of the Beneficial Owners.
Section 2.02.
Actions, Consents and Voting with Respect to Underlying Enhanced Receipts.
(a)
The Trustee shall forward to the Dissemination Agent and the Beneficial Owners, (i) all reports and communications it receives from the Custodian and the Administrator and (ii) all notices it receives from the Custodian or the Administrator that are to be provided by the Trustee to the Dissemination Agent and the Beneficial Owners as set forth in the Administration Agreement.
(b)
If (i) the Trustee is obligated to solicit the consent or request the approval of the Holders to certain actions pursuant to this Trust Agreement, or (ii) the Holders act to remove, or appoint a successor to, the Trustee, then within five (5) Business Days of being informed of such request, requirement or action, the Trustee shall provide to the Holders, in a form prepared by the Administrator, notice thereof and a ballot to vote to consent or approve or deny the request or action with instructions to return such ballot to the Trustee within the time limit set forth for such notice. Any action or vote (unless this Trust Agreement specifically provides otherwise) shall be approved unless a majority of the Certificates shall be voted to deny, disapprove or reject such action.
(c)
The Trustee shall notify the Holders of the results of the vote and any action taken.
(d)
The Trustee is not authorized to take any action as the nominal holder or owner of any of the Underlying Enhanced Receipts, either alone or as part of a group of such holders or owners of such Underlying Enhanced Receipts, except as otherwise authorized by this Trust Agreement. The Trustee shall have no liability for any failure to act resulting from the late return of, or failure to return, any proxy sent by the Trustee to the Holders of the Certificates.
(e)
In taking any action at the direction of the Administrator or the Majority Owners, the Trustee shall be entitled to rely on a certification of such Beneficial Owner or the Majority Owners or a DTC Participant as to the Certificates beneficially owned by such party or parties.
(f)
All ordinary course expenses related to obtaining approval and consents and voting as set forth in this Section 2.02 shall be paid by the Administrator, provided that the Administrator shall be entitled to reimbursement for any out of pocket expenses paid by it to obtain approvals or consents.

Section 2.03.
Limited Obligations.
(a)
THE CERTIFICATES ARE SPECIAL LIMITED OBLIGATIONS OF THE ISSUER PAYABLE SOLELY FROM THE TRUST ESTATE AND, EXCEPT FROM SUCH SOURCE, NONE OF THE ISSUER, ANY MEMBER, ANY ISSUER SPONSOR, ANY ISSUER INDEMNIFIED PARTY, THE STATE OF WISCONSIN OR ANY POLITICAL SUBDIVISION OR AGENCY THEREOF OR ANY POLITICAL SUBDIVISION APPROVING THE ISSUANCE OF THE CERTIFICATES SHALL BE OBLIGATED FOR THE PAYMENT OF DISTRIBUTIONS ON THE CERTIFICATES OR ANY COSTS INCIDENTAL THERETO, EXCEPT AS PROVIDED IN THIS TRUST AGREEMENT AND TO THE EXTENT OF THE TRUST ESTATE. THE CERTIFICATES ARE NOT A DEBT OF THE STATE OF WISCONSIN OR ANY MEMBER AND DO NOT, DIRECTLY, INDIRECTLY OR CONTINGENTLY, OBLIGATE, IN ANY MANNER, ANY MEMBER, THE STATE OF WISCONSIN OR ANY POLITICAL SUBDIVISION OR AGENCY THEREOF OR ANY POLITICAL SUBDIVISION APPROVING THE ISSUANCE OF THE CERTIFICATES TO LEVY ANY TAX OR TO MAKE ANY APPROPRIATION FOR THE PAYMENT OF THE DISTRIBUTIONS ON THE CERTIFICATES OR ANY COSTS INCIDENTAL THERETO. NEITHER THE FAITH AND CREDIT NOR THE TAXING POWER OF ANY MEMBER, THE STATE OF WISCONSIN OR ANY POLITICAL SUBDIVISION OR AGENCY THEREOF OR ANY POLITICAL SUBDIVISION APPROVING THE ISSUANCE OF THE CERTIFICATES, NOR THE FAITH AND CREDIT OF THE ISSUER, ANY ISSUER SPONSOR OR ANY ISSUER INDEMNIFIED PARTY, SHALL BE PLEDGED TO THE PAYMENT OF THE DISTRIBUTIONS ON THE CERTIFICATES OR ANY COSTS INCIDENTAL THERETO. THE ISSUER HAS NO TAXING POWER.
(b)
NO RECOURSE SHALL BE HAD FOR THE PAYMENT OF DISTRIBUTIONS ON THE CERTIFICATES AGAINST ANY ISSUER INDEMNIFIED PARTY, UNDER ANY RULE OF LAW OR EQUITY, STATUTE, OR CONSTITUTION OR BY THE ENFORCEMENT OF ANY ASSESSMENT OR PENALTY OR OTHERWISE, AND ALL SUCH LIABILITY OF ANY SUCH PERSON, AS SUCH, IS HEREBY EXPRESSLY WAIVED AND RELEASED AS A CONDITION OF AND CONSIDERATION FOR THE EXECUTION AND ISSUANCE OF THE CERTIFICATES.
(c)
To the fullest extent permitted by law and except as provided herein, none of the Issuer, the Trustee, the Dissemination Agent, the Administrator or the Custodian, shall have any personal liability for the Certificates, Distributions or any obligations of the Portfolio or for any losses, claims, damages, liabilities or expenses of the Underlying Enhanced Receipts. The Trustee shall not have any liability or obligation hereunder with respect to the Issuer, the Administrator, the Dissemination Agent, the Custodian, the Holders, the Beneficial Owners, or any other Person, except as otherwise expressly provided herein.
(d)
No Issuer Indemnified Party (including any Issuer Indemnified Party who executes any certificate in connection with the Certificates that restates or certifies as to the truth and accuracy thereof) shall be individually or personally liable for the breach by the Issuer of any representation or covenant contained in the document.
(e)
All Distributions made by the Trustee shall be made only from the income and proceeds of the Portfolio Assets to the extent available for distribution as set forth herein. Each Holder, by its acceptance of a Certificate, agrees that it will look solely to the income and proceeds from the Portfolio Assets to the extent available for distribution to it as provided herein and that the Issuer is not personally liable to any Holder or Beneficial Owner for any Distributions.
(f)
Nothing in the Certificates or in this Trust Agreement shall be considered or construed as pledging any funds or assets of the Issuer other than those deposited hereby or creating any liability of the Issuer Indemnified Parties.
Section 2.04.
Representations of the Issuer. As of the Closing Date, or such other date as is specified in this Section, the Issuer hereby represents to and for the benefit of the Trustee and the Beneficial Owners and as follows:
(a)
The Issuer is a joint powers commission under the Act, the “commission” under Section 66.0304 of the Wisconsin Statutes, and a unit of government and body corporate and politic organized and existing under the laws of the State of Wisconsin.
(b)
The Issuer has full power and authority under the Act to adopt the Resolution, to enter into and perform its obligations under the Issuer Documents and is duly authorized by the laws of the State of Wisconsin, particularly and without limitation the Act, to issue the Certificates, to execute, deliver and perform its obligations under this Trust Agreement and the other Issuer Documents and to deposit the Portfolio Assets in the manner and to the extent herein set forth.
(c)
The execution, delivery and performance of its obligations under this Trust Agreement by the Issuer do not and will not conflict in any material respect with or result in a material violation or a material breach of any Wisconsin Law or the terms, conditions or provisions of any restriction under any Wisconsin Law, contract, agreement or instrument to which the Issuer is now a party or by which the Issuer is bound, or constitute a default under any of the foregoing. All consents, approvals, authorizations and orders of governmental or regulatory authorities of the State of Wisconsin which are required to be obtained by the Issuer for the consummation of the transaction contemplated hereby have been obtained. No authority or proceedings for issuance of the Certificates or documents in connection therewith have been repealed, revoked or rescinded or superseded.
(d)
All actions required on its part to be performed for the issuance, sale and delivery of the Certificates and for the execution, delivery and performance of obligations by the Issuer of this Trust Agreement and the other Issuer Documents have been or will be taken duly and effectively.
(e)
To the knowledge of the Issuer, there is no action, suit or proceeding at law or in equity, pending or threatened against the Issuer to restrain or enjoin the issuance or sale of the Certificates or contesting the validity or affecting the power of the Issuer with respect to the issuance and sale of the Certificates or the documents or instruments executed by the Issuer in connection therewith or the existence of the Issuer.
(f)
Any certificate signed by the Authorized Signatory of the Issuer duly authorized by the by-laws of the Issuer shall be deemed a representation and warranty by the Issuer to the respective parties as to the statements made therein.
(g)
The Issuer has assigned and transferred all of the Issuer’s right, title and interest in the Portfolio Assets to the Trustee (except for the Issuer Unassigned Rights and as otherwise provided herein).
Section 2.05.
Tax Treatment.
(a)
It is the intent and purpose of the Class A Arrangement Beneficial Owner and the parties hereto that, for federal, state and local income and franchise tax purposes, the Class A Arrangement shall constitute, and the affairs of the Class A Arrangement shall be conducted so as to qualify as, a fixed investment trust under U.S. Treasury Regulations Section 301.7701-4(c) treated as a grantor trust (the “Grantor Trust”) under Subpart E, Part I of Subchapter J of the Code owned by the Class A Certificateholders. This Trust Agreement, including the powers granted and obligations undertaken, shall be construed so as to carry out the intention that the Class A Arrangement be so treated at all times through the date on which the Class A Arrangement is terminated. In furtherance of the foregoing, the purpose of the Grantor Trust shall be to protect and conserve the assets of the Grantor Trust and, notwithstanding anything herein to the contrary, none of the Issuer, the Trustee, the Administrator, the Certificateholders or any other Person shall have the power to reinvest collections or proceeds attributable to the Portfolio Assets, to acquire additional assets for or on behalf of the Grantor Trust, after the 80-day period beginning on the Closing Date, or to otherwise vary the investment of the Grantor Trust in its assets so as to take advantage of market fluctuations or to improve the rate of return on the Certificates within the meaning of the Code and U.S. Treasury Regulations Section 301.7701-4(c). In accordance with the foregoing, the parties hereto covenant and agree that:
(i)
the affairs of the Grantor Trust shall be conducted at all times that any Certificates are outstanding so as to maintain the status of the Grantor Trust as a fixed investment trust under U.S. Treasury Regulations Section 301.7701-4(c) that is treated as a grantor trust under Subpart E, Part I of Subchapter J of the Code owned by the Class A Certificateholders;
(ii)
no election shall be made by or on behalf of the Grantor Trust to be classified as an association taxable as a corporation under U.S. Treasury Regulations Section 301.7701-3; and
(iii)
it is intended that the Certificates shall be treated as pass-through certificates as contemplated by U.S. Treasury Regulations Section 1.871-14(d)(1) and shall be registered in a form as described in U.S. Treasury Regulations Sections 1.871-14(c)(1)(ii) and 5f.103-1(c).

(b)
No Person is authorized to elect under Section 301.7701 3(c) of the Regulations or any applicable state or local law to have the Portfolio, the Class A Arrangement classified as a corporation for U.S. federal income or state or local tax purposes. Each party hereto and each Beneficial Owner of Certificates agrees not to make any such election.
(c)
For tax purposes including obtaining a taxpayer or employer identification number, if necessary, the Class A Arrangement will be designated and referred to as the “PFA Affordable Housing Multifamily Certificates Series 2024-1, Class A Arrangement.”
Section 2.06.
Conditions to Closing. On the Closing Date, the Issuer shall deliver the Certificates to DTC for delivery to the Holders thereof, only upon satisfaction of the following requirements:
(a)
Portfolio Assets. The Seller has sold and transferred (or caused to be sold and transferred) the Portfolio Assets to the Issuer.
(b)
Officer’s Certificate. The Issuer shall have delivered a certificate to the Trustee and the Administrator, upon which the Trustee and the Administrator may conclusively rely, dated the Closing Date, to the effect that:
(i)
it is not in breach of any covenant under this Trust Agreement or any other Trust Document to which it is a party, and
(ii)
the representations made in Section 2.04 are true and correct as of the Closing Date.
(c)
Tax Exemption. At the time each Underlying Bond was issued, an Opinion of Counsel was issued generally to the effect that interest on such Underlying Bond is excludable from gross income for U.S. federal income tax purposes. In addition, at the time the Underlying Enhanced Receipts were issued, an Opinion of Counsel was issued generally to the effect that, assuming interest on the Underlying Bonds is excludable from gross income for U.S. federal income tax purposes, the Underlying Enhanced Receipt Payments received by the Trustee will also be so excludable to the same extent as if the Trustee held its interest in the Underlying Bonds directly.
(d)
Documents. There shall have been delivered to the Trustee:
(i)
a fully executed copy of this Trust Agreement;
(ii)
a fully executed copy of the Portfolio Purchase Agreement;
(iii)
a fully executed copy of the Certificate Purchase Agreement;
(iv)
a fully executed copy of the Continuing Disclosure Agreement;
(v)
a fully executed copy of the Dissemination Agreement;

(vi)
a fully executed copy of the Custody Agreement;
(vii)
a fully executed copy of the Underlying Credit Enhancement; and
(viii)
a certified copy of the Resolution.
(e)
Opinions of Counsel. There shall have been delivered to the Trustee (i) an Opinion of Counsel with respect to certain tax matters, (ii) an Opinion of Counsel with respect to securities law matters, and (iii) such other documents, certificates and opinions, as the Trustee may require.
(f)
DTC. The Issuer shall have delivered a fully executed counterpart of the DTC Letter of Representations.
ARTICLE III

CERTIFICATES
Section 3.01.
Authorization and Issuance of Certificates. The Portfolio Assets are held hereunder for the purpose of making Distributions on the Issuer’s “Affordable Housing Multifamily Certificates Series 2024-1, Class A.”
(a)
Holders of the Certificates will be entitled to receive all Underlying Enhanced Receipt Principal Distribution and Underlying Enhanced Receipt Interest Distribution at the Certificate Rate.
(b)
The Certificates shall be executed in the name and on behalf of the Issuer by an Authorized Signatory by his or her manual or facsimile signature. In case any such Authorized Signatory of the Issuer whose signature or whose facsimile signature shall appear on the Certificates shall cease to be an Authorized Signatory before the authentication of such Certificates, such signature or the facsimile thereof shall nevertheless be valid and sufficient for all purposes as if he or she had remained in office as an Authorized Signatory of the Issuer until authentication; and any Certificate may be signed on behalf of the Issuer by such Persons as are at the time of execution of such Certificate proper officers or representatives of the Issuer, even though at the date of this Trust Agreement, such Person was not such an officer or representative.
(c)
The Certificates shall be issued in Authorized Denominations and contain an authentication certificate substantially in the form appended to the form of the Certificate attached hereto as Exhibit A. No Certificate shall be valid or obligatory for any purpose, unless the authentication certificate has been executed by the Trustee and such certificate of the Trustee upon any Certificate shall be conclusive evidence and the only competent evidence that such Certificate has been authenticated and delivered hereunder. The authentication certificate shall be deemed to have been duly executed if manually or electronically signed by an authorized signatory of the Trustee, but it shall not be necessary that the same authorized signatory sign the authentication certificate on all of the Certificates issued hereunder. The Certificates in the aggregate shall represent the entire ownership interest in the Portfolio Assets.

Section 3.02.
Registration, Transfer and Exchange of Certificates.
(a)
The interests of the Beneficial Owners in the Portfolio Assets shall be evidenced solely by the Certificates, registered in book-entry form through the offices of DTC. The Certificates will be assigned a CUSIP number.
(b)
The Trustee shall keep the Register for the registration and transfer of Certificates and shall make the Register available at all reasonable times for inspection by the Issuer, the Administrator, the Beneficial Owners and their agents and representatives. The Trustee shall provide to the Issuer, the Administrator, or the Beneficial Owners, upon written request, an accurate copy of the names and addresses of the Holders set forth on the Register. Each Holder and Beneficial Owner, by purchasing and holding a Certificate, agrees not to hold the Issuer, the Administrator or the Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.
(c)
The transfer of any definitive Certificate may be registered only upon the Register upon surrender thereof to the Trustee together with:
(i)
an assignment, substantially in the form included with the form of the Certificate attached hereto as Exhibit A, duly executed by the Holder or such Holder’s attorney or legal representative;
(ii)
an IRS Form W-9 or applicable IRS Form W-8 (including in each case any successor form), or other tax form as may be reasonably requested by the Trustee to the extent necessary to comply with applicable U.S. withholding or tax reporting requirements;
(iii)
the transferee’s name and contact information; and
(iv)
instructions to the Trustee regarding how payments should be delivered to the transferee.
(d)
Upon any such registration of transfer, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange for such definitive Certificate a new registered definitive Certificate or Certificates, registered in the name of the transferee, of any denomination or denominations authorized by this Trust Agreement in the aggregate Certificate Balance equal to the Certificate Balance of such definitive Certificate surrendered or exchanged.
(e)
In all cases in which Certificates shall be exchanged or the transfer of Certificates shall be registered hereunder, the Issuer shall execute and the Trustee shall authenticate and deliver, at the earliest practicable time, Certificates in accordance with the provisions herein. All Certificates surrendered in any such exchange or registration of transfer shall forthwith be canceled by the Trustee. No service charge shall be made for any registration, transfer or exchange of Certificates, but the Trustee may require the transferor to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

Section 3.03.
Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its reasonable satisfaction of the destruction, loss or theft of the Certificate, and (b) there is delivered to the Trustee such security or indemnity as may be reasonably required by it to save it harmless, then, in the absence of notice to the Trustee that the Certificate has been acquired by a protected purchaser, the Issuer shall execute and the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate, of like Class, tenor and Certificate Balance, but bearing a separate identification number. Upon the issuance of any new Certificate under this Section, the Trustee may require that the Holder requesting such action pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of the Certificate and any other reasonable expenses (including the reasonable fees and expenses of the Trustee) connected therewith. Any duplicate Certificate issued pursuant to this Section shall evidence all of the same rights as the original Certificate.
Section 3.04.
Persons Deemed Holders. The Person in whose name a Certificate is registered in the Register on the Record Date shall be deemed and regarded as the absolute owner of the Certificate for all Distributions to be made, the delivery of all notices, filings, other communications and information and for all other purposes, except as may otherwise be expressly provided herein, and none of the Issuer, the Administrator, the Trustee or any agent of any of them shall be affected by notice to the contrary.
Section 3.05.
Book‑Entry Only for Certificates.
(a)
All Certificates shall be issued and registered in book entry form through DTC and, except as otherwise requested by DTC, there shall be one global Certificate. The Certificate issued in book entry form shall initially be registered in the name of Cede & Co., provided that Cede & Co. may register the transfer of such Certificates to another nominee for DTC. All payments on the Certificates shall be made in the manner provided in DTC’s rules and operational arrangements. Notwithstanding any other provisions herein, the Issuer, the Trustee and the Administrator shall comply with all rules and operational arrangements of DTC, as such rules and operational arrangements change from time to time, and the exercise of any rights hereunder must be made in accordance with DTC’s rules and operational arrangements, as such rules and operational arrangements change from time to time.
(b)
The Trustee shall take all action necessary for all representations of the Issuer in the DTC Letter of Representations to be complied with at all times.
(c)
None of the Issuer, the Trustee or the Administrator shall be liable to any Person, including any DTC Participant and any Person claiming any interest in any Certificate under or through DTC or any DTC Participant, for any action or failure to act or delay in action by DTC or any DTC Participant. In particular, none of the Issuer, the Trustee or the Administrator shall have any obligation with respect to the following: (i) the accuracy of any records maintained by DTC or any DTC Participant; (ii) the payment by DTC or any DTC Participant of any amount in respect of any Certificate; (iii) the delivery of any notice or other communication that is permitted or required to be given to the

Beneficial Owners of the Certificates hereunder through DTC or that is permitted or required to be given under the DTC Letter of Representations; (iv) the failure of DTC to effect any transfer; (v) the selection by DTC or any DTC Participant of any Person to receive payment in the event of a partial payment of any Certificate; or (vi) any consent given by DTC as Holder.
(d)
Except as otherwise provided herein, so long as any Certificates are registered in the name of DTC or its nominee, the Issuer and the Trustee may treat DTC as, and deem DTC to be, the absolute owner of such Certificates for all purposes whatsoever, including, without limitation, the payment of Distributions to Holders of the Certificates, the delivery or receipt of notices of payment and other matters with respect to the Certificates and the selection of Certificates for payment.
(e)
DTC shall be responsible for transmitting information and payments to DTC Participants, who shall be responsible for transmitting such information and payments to indirect DTC Participants, if applicable, and the Beneficial Owners.
(f)
Any requirements of surrender of Certificates herein shall be inapplicable if contrary to the rules and operational procedures of DTC, or if DTC and the Trustee agree to waive them, and an appropriate notation shall instead be made on the related Certificate then in the possession of DTC or its nominee.
(g)
If DTC gives notice to the Issuer (a copy of which notice shall be provided by the Issuer on the date of receipt to the Trustee) or the Trustee pursuant to DTC’s rules and operational procedures that it will discontinue providing its services as securities depository with respect to Certificates, the Issuer shall, in consultation with the Administrator, either appoint a successor securities depository or terminate the book entry system for such Certificates. The Issuer shall give the Trustee notice of such appointment or termination at least 30 Business Days prior to the effective date of such appointment or termination.
(i)
Any successor securities depository must be a clearing agency registered with the Securities and Exchange Commission pursuant to Section 17A of the Exchange Act and must enter into an agreement with the Issuer agreeing to act as the depository and clearing agency for all of the Certificates. After such agreement has become effective, DTC shall present such Certificates for registration of transfer in accordance with Section 3.02, and the Trustee shall register them in the name of the successor securities depository or its nominee.
(ii)
If the Issuer elects to terminate the book entry system, then, after the effective date of such termination, upon presentation of the Certificates held in book entry form, or any of them, by DTC or its nominee to the Trustee for registration of transfer in accordance with Section 3.02, the Trustee shall register the transfer in accordance with such Section 3.02, and all provisions of Sections 3.05(a) through 3.05(f) shall immediately cease to be in effect.

(h)
Upon the appointment of a successor securities depository or receipt by the Trustee of notice from the Issuer of termination of the book-entry system, the Trustee shall, at least one Business Day prior to the effective date of such appointment or termination, give notice of such event to the Holders, which notice shall include either (i) the name and address of the successor securities depository or (ii) a statement that certificated Certificates may now be obtained by Beneficial Owners of the affected Certificates, or their nominees, upon proper instructions being given to DTC by the relevant DTC Participant and compliance by DTC with the provisions of this Trust Agreement regarding registration of transfers.
(i)
The Issuer and the Trustee may enter into an amendment hereof in accordance with Section 10.02 hereof to make such changes as may be necessary or appropriate if Certificates will not be held by DTC or its nominee.
Section 3.06.
Consent of Majority Owners. If the consent or approval of the Holders is required hereunder, then votes shall be allocated as follows:
(a)
A Holder of Class A Certificates will be entitled to one vote for each $1.00 of Certificate Balance then owned by such Holder.
(b)
The Holders of a majority of the total amount of votes of all of the Holders under sections (a) above shall constitute the “Majority Owners.”
(c)
The Trustee shall calculate the votes.
(d)
Unless the Trustee has received an opinion of nationally recognized tax counsel to the effect that the Class A Arrangement will not become a foreign trust in the absence of the following rule applying, the following rule shall apply: in the case of any vote or other decision of the Holders of the Class A Certificates under this Trust Agreement, each Holder of Class A Certificates shall certify whether it is a U.S. person or a foreign person for U.S. federal income tax purposes (and anyone not certifying shall be treated as a foreign person) and the aggregate voting power of all Holders of Class A Certificates that are foreign persons shall be limited to a number of votes so that the effect of such limitation is to limit the aggregate voting power of the foreign Holders of Class A Certificates to one less than the number of votes needed to approve or block the approval of any matter being voted on. (This rule will not apply if 100% of all Class A Certificates are held by foreign persons).
ARTICLE IV

ACCOUNTS; DISTRIBUTIONS; CERTAIN DUTIES OF TRUSTEE
Section 4.01.
Accounts. On or prior to the Closing Date, the Trustee shall establish a segregated account, the “Distribution Account,” for the benefit of the Holders and Beneficial Owners. The Trustee shall deposit all Underlying Enhanced Receipt Payments, together with all proceeds from the sale, Mandatory Tender or other disposition of the Underlying Enhanced Receipts or any other moneys it receives from the Custodian, in the Distribution Account. All amounts in the Distribution Account and the earnings on the investment of such amounts shall be invested by the Trustee, at the written direction of the Administrator, only in Permitted Investments, so that such Permitted Investments may be liquidated to make the payments to be made on each Certificate Distribution Date. Absent such written direction, such amounts shall be held uninvested. Earnings on amounts on deposit in the Distribution Account shall be treated and distributed as if such earnings were Certificate Interest.
Section 4.02.
Distributions.
(a)
On each Certificate Distribution Date, the Trustee shall pay from the amounts on deposit in the Distribution Account, including Underlying Enhanced Receipt Interest Distributions and Underlying Enhanced Receipt Principal Distributions, pursuant to this Section, in the order of priority listed, each priority being fully paid before proceeds are used to pay any lower priority and no payment being made on any priority if the proceeds have been exhausted in the payment of higher priorities.
(i)
The Trustee shall distribute the Underlying Enhanced Receipt Interest Distributions as follows:
(A)
to the Trustee, accrued and unpaid Trustee Fees payable to them in respect of the preceding Accrual Period; and
(B)
to the Holders of the Certificates, pro-rata, all accrued but unpaid Certificate Interest at the Certificate Rate.
(ii)
The Trustee shall distribute the Underlying Enhanced Receipt Principal Distribution as follows:
(A)
to the Trustee, accrued and unpaid Trustee Fees payable to them in respect of the preceding Accrual Period, if unpaid under clause (a)(i)(A) above; and
(B)
to call the Certificates for redemption in an amount equal to the aggregate Underlying Enhanced Receipt Principal Distribution received by the Trustee.
(b)
Distributions of Unscheduled Receipt Payments. The Trustee shall (i) apply any portion of an Unscheduled Receipt Payment consisting of Underlying Bond Principal Distribution to reduce the Certificate Balance as set forth in Section 4.02(a)(ii) and (ii) apply any portion of an Unscheduled Receipt Payment consisting of Underlying Bond Interest Distribution to make a Distribution of Certificate Interest at the Certificate Rate in accordance with Section 4.02(a)(i) on the next Certificate Distribution Date.
(c)
Reserved.

(d)
Additional Provisions with Respect to Distributions.
(i)
Distributions of Certificate Interest on the Certificates will be calculated on a 30/360 basis (i.e., assuming that a year consists of 12 months of 30 days each).
(ii)
Distributions of Certificate Principal payments pursuant to Section 4.02(b) shall be in $0.01 increments.
(iii)
A Holder is not required to present its Certificate to the Trustee to receive any Distribution, other than in connection with the final payment of such Certificate. Any Class A Certificate receiving payment in full of its Certificate Balance and its Distribution in respect of Certificate Interest pursuant to this Section shall be cancelled upon receipt of such payment and shall no longer be outstanding.
(e)
Distribution of Clawback Amounts. If the Custodian has drawn upon the Underlying Credit Enhancement in connection with a bankruptcy, insolvency or similar proceeding involving a Borrower, and delivers the proceeds of such draw to the Trustee, the Trustee shall deposit such amounts to the Distribution Account. On the next Certificate Distribution Date, the Trustee shall use such amounts to reimburse the Certificateholders for any prior Distributions of Certificate Principal or Certificate Interest which have been recovered from such Certificateholders in connection with the bankruptcy, insolvency or similar proceeding involving the related Borrower.
Section 4.03.
Mandatory Tender of Underlying Enhanced Receipts.
(a)
Each Underlying Enhanced Receipt is subject to Mandatory Tender to the Custodian on a Mandatory Tender Date at the direction of the Underlying Credit Enhancer. Promptly upon receipt by the Trustee from the Custodian of notice of Mandatory Tender of an Underlying Enhanced Receipt, the Trustee shall give notice by Electronic Means to the Administrator.
(b)
On the Mandatory Tender Date, the Trustee shall deliver the Underlying Enhanced Receipt subject to Mandatory Tender to the Custodian in exchange for the Mandatory Tender Purchase Price. The Trustee shall (i) deposit the Mandatory Tender Purchase Price in the Distribution Account to be held until the next following Certificate Distribution Date and (ii) notify the Administrator that the Mandatory Tender has occurred.
(c)
If the Custodian notifies the Trustee that Underlying Credit Enhancer has elected to cancel any Mandatory Tender of an Underlying Enhanced Receipt, the Trustee shall not deliver the Underlying Enhanced Receipt to the Custodian and shall send notice to the Administrator (with a copy to the Issuer) informing them that the Mandatory Tender has been cancelled.
Section 4.04.
Compliance with Withholding Requirements. All cash payments to the Holders hereunder shall be made without deduction for any taxes, charges, levies or withholdings, except to the extent, if any, that such amounts are required to be withheld under the laws, rules and regulations of the United States of America and any other applicable taxing authority. Notwithstanding any other provision of this Trust Agreement, the Trustee shall comply with all U.S. federal income tax withholding requirements with respect to Distributions. The consent of the Holder shall not be required for any such withholding, except that no withholding shall be made to the extent that a Holder presents to the Trustee a form evidencing the entitlement to elimination or reduction of such withholding. In the event the Trustee withholds any amount from a Beneficial Owner pursuant to withholding requirements, the amount so withheld shall be treated as having been distributed to such Beneficial Owner for all purposes of this Trust Agreement and the Trustee shall provide such Beneficial Owner with IRS required withholding reports when due.
Section 4.05.
Distribution Date Statements. On each Certificate Distribution Date, the Trustee will make a Distribution Date Statement available to the Holders, the Custodian and the Administrator. The Distribution Date Statement shall set forth, with respect to such Certificate Distribution Date:
(a)
the Certificate Balances of the Certificates, before and after Certificate Principal;
(b)
the amount of Distributions of Certificate Principal made to the Certificateholders on such Certificate Distribution Date;
(c)
the amount of Distributions of Certificate Interest made to Certificateholders on such Certificate Distribution Date;
(d)
the aggregate unpaid principal balance of the Portfolio Assets as of the related Record Date; and
(e)
the Trustee Fees paid by the Trustee since the prior Certificate Distribution Date.
ARTICLE V

ADMINISTRATION
Section 5.01.
Appointment and General Authority.
(a)
Pursuant to the Administration Agreement, the Issuer has appointed Greystone Housing Impact Investors LP to act as the initial Administrator for the Portfolio Assets and perform the obligations of the Administrator as set forth therein and herein.
(b)
Pursuant to the Administration Agreement, the Administrator shall have authority to give any directions and take all actions with respect to both the Portfolio Assets and the Underlying Enhanced Receipts, either directly or by directing the Trustee to take certain actions, provided that the Administrator shall not have authority to (i) act without the written consent of the Issuer, if the action would adversely affect the Issuer, (ii) without the unanimous consent of the Holders of all Certificates, if the action would result in any of the conditions set forth in Section 10.02(c), or (iii) if the action would result in (A) a change in the tax status of distributions of interest to the Certificateholders or interest payments to be made on the Portfolio Assets, (B) reduce the Certificate Balance without providing for payment equal to the reduction of the Certificate Balance or (C) reduce the distributions to be made on the Certificates.
(c)
Pursuant to the Administration Agreement, the Administrator will assist in providing information and disclosures to the Certificateholders:
(i)
Deliver the Distribution Date Statements received from the Trustee to the Dissemination Agent and direct it to post a copy of the Distribution Date Statement to EMMA;
(ii)
Deliver such notices and information as required by the Continuing Disclosure Agreement and assist the Issuer and the Dissemination Agent with fulfilling the terms of the Continuing Disclosure Agreement;
(iii)
Deliver notices regarding Termination Events, changes with respect to the appointment of the Trustee or Administrator, defaults by the Underlying Credit Enhancer or the termination of the Underlying Credit Enhancement as set forth in the Administration Agreement.
Section 5.02.
Replacement of Administrator. The Issuer hereby directs the Trustee to replace the Administrator and appoint a successor Administrator, without any further action by the Issuer (except as expressly set forth in clause (e) of this Section) hereunder as set forth below.
(a)
The Trustee shall, upon the occurrence of any of the following events, terminate the Administrator and notify the Certificateholders of such termination:
(A)
an Act of Bankruptcy occurs with respect to the Administrator;
(B)
an event of default by the Administrator has occurred under the Administration Agreement; or
(C)
the current Administrator ceases to exist.
(b)
All of the Holders of the Class A Certificates may direct the Trustee to remove the Administrator by sending written notice of such termination to the Trustee and the Issuer which notice shall direct the Trustee to immediately discharge the Administrator and appoint a replacement identified in such notice to perform the functions of the Administrator hereunder and which satisfies the conditions set forth in clause (e). Upon receipt of any such notice, the Trustee will notify the Issuer, the Rating Agency, and the Administrator of such discharge of the Administrator.
(c)
The Administrator may resign at any time without cause on 60 days’ prior written notice by the Administrator to the Trustee and the Rating Agency. The Trustee shall notify the Certificateholders that the Administrator has resigned not more than three Business Days following the date it receives the Administrator’s resignation.

(d)
In the event the Administrator is terminated as set forth in clauses (a) or (c) above, the Majority Owners may direct the Trustee to appoint a successor Administrator which satisfies the conditions set forth in clause (e), by sending written notice of such appointment to the Trustee which notice shall direct the Trustee to immediately appoint the party named therein to perform the functions of the Administrator hereunder. Upon receipt of any such notice, the Trustee will notify the Issuer, the Rating Agency, and the Certificateholders of the appointment of a successor Administrator. If the Majority Owners fail to appoint a successor within 30 days of the resignation or removal, the Administrator being removed or resigning or any Beneficial Owner may, at the expense of the party making the request, apply to any court of competent jurisdiction in the United States to appoint a successor Administrator.
(e)
Upon the appointment of a successor Administrator pursuant to clauses (b) or (d) above, the Issuer and successor Administrator shall enter into a new Administration Agreement and the successor Administrator shall assume the obligations hereunder pursuant to such Administration Agreement.
(f)
Any successor to the Administrator, must, at the time it assumes its duties hereunder and at all times thereafter: (i) be rated not less than Baa2 by the Rating Agency, (ii) be a licensed broker-dealer or a national bank and authorized to perform all duties of the Sales Agent as set forth herein, (iii) have experience in the sale and marketing of municipal securities, (iv) be a member of Financial Industry Regulatory Authority, Inc., having capitalization of at least $50,000,000, and (v) be authorized by law to perform all the duties of the Administrator as set forth in this Agreement and in the applicable Administration Agreement.
(g)
For avoidance of doubt, the Issuer shall have no discretion to replace the Administrator.
ARTICLE VI

THE TRUSTEE
Section 6.01.
Appointment and General Authority.
(a)
The Issuer appoints the Trustee to act as its Trustee pursuant to this Trust Agreement and to perform the duties set forth herein. By its signature below, the Trustee accepts such appointment and further agrees to act as disbursing agent in connection with the issuance of the Certificates, accepting funds and paying such funds as set forth herein.
(b)
The Trustee acting in its capacity as trustee under this Trust Agreement shall not engage in any activities other than in connection with, or relating to, the following and other than those required or authorized herein. Notwithstanding anything contained herein to the contrary, the Issuer, the Holders and the Beneficial Owners shall not direct the Trustee to consummate any act that would cause an Adverse Tax Event.

(c)
The Trustee may engage in the following activities:
(i)
enter into, execute and deliver the Trust Documents and any other document, agreement, instrument or certificate relating to any of the foregoing or necessary or appropriate in connection therewith;
(ii)
enter into, execute and deliver documents, certificates, instruments and agreements necessary for or related to the assignment and deposit of the Underlying Enhanced Receipts to the Trustee, including, without limitation, any security instruments, if applicable;
(iii)
hold, administer and dispose of the Underlying Enhanced Receipts, including establishing such accounts on its records in its discretion as it may deem desirable or appropriate for the deposit and disbursement of any moneys delivered to it hereunder, subject to the terms and conditions set forth herein;
(iv)
authenticate and deliver the Certificates pursuant to the terms hereto;
(v)
take such action as is necessary or as is directed by the Issuer or the Holders to maintain and conserve the interest of the Trustee and the Beneficial Owners in the Portfolio Assets, which action shall include pursuing such actions as are necessary to realize on any security interest or other interest securing the Underlying Enhanced Receipts or any portion thereof or for the termination or appointment of the Administrator as directed by the Issuer;
(vi)
hold, conserve, protect and distribute the Portfolio Assets, including moneys received by the Trustee with respect to the Underlying Enhanced Receipts; and
(vii)
engage in any activities that are necessary, suitable or convenient to accomplish the foregoing or effectuate the terms of the Certificates or this Trust Agreement.
(d)
Notwithstanding anything herein to the contrary, the Trustee on behalf of the Issuer and the Beneficial Owners is neither authorized nor empowered to engage in any activity other than exercising its rights, powers and authority and performing its obligations in accordance with the express provisions herein. Unless expressly provided herein or as required by law, the Trustee has no authority to (i) sell, assign, transfer, pledge, set off, otherwise encumber or dispose of any of the Portfolio Assets, (ii) make any investment other than as directed herein, (iii) act in any way as to vary the Portfolio Assets or the terms of the Certificates, (iv) incur any indebtedness for borrowed money or merge, convert or consolidate with any other Person, or (v) commingle the funds or assets deposited in the Distribution Account with those of any other Person.
(e)
The Trustee has no responsibility for the accuracy, sufficiency or contents of this Trust Agreement or the Administration Agreement or the validity or enforceability of such agreements with respect to or against any Person other than the Trustee.

(f)
The Issuer directs the Trustee to execute and deliver all agreements to which the Trustee is a party.
(g)
The Issuer directs the Trustee that it may accept copies, telecopies, facsimiles, electronic files and other reproductions of original executed documents, and such documents shall be deemed authentic and valid counterparts of such original documents for all purposes, including the filing of any claim, action or suit in the appropriate court of law. A manually signed original signature that is sent in the form of a facsimile or sent via the Internet as a portable document format, pdf or other replicating image attached to an electronic mail or Internet message shall be as valid as an original signature of such party and shall be effective to bind such party.
Section 6.02.
General Duties. It shall be the duty of the Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Trust Agreement and the Trust Documents in the interest of the Beneficial Owners, subject to the terms and in accordance with the provisions of such agreements. The Trustee shall keep such books and records with respect to the Underlying Enhanced Receipts and the Certificates (including, without limitation, the Register) as shall be consistent with prudent industry practice and make such books and records available for inspection by the Issuer, the Administrator and the Majority Owners at reasonable times upon prior notice to the Trustee.
Section 6.03.
No Duties Except as Specified in Trust Agreement, Directions or Instructions. The Trustee shall not have any duty or obligation to manage, control, use, make any payment in respect of, register, record, sell, dispose of or otherwise deal with any part of the Portfolio Assets, or to otherwise take or refrain from taking any action under, or in connection with, this Trust Agreement or any document contemplated herein or any other agreement to which the Trustee in its capacity as trustee hereunder is a party, except as expressly provided herein. No implied duties or obligations shall be read into this Trust Agreement against or on the part of the Trustee.
Section 6.04.
Administration—No Action. The Trustee shall take no action as the nominal holder or owner of the Underlying Enhanced Receipts or any other part of the Portfolio Assets, either alone or as part of a group of owners, except as set forth herein.
Section 6.05.
Limitation of Liability. The Trustee shall not be personally answerable, liable or accountable in its individual capacity under any circumstances, except for its own willful misconduct or gross negligence of the duties involved in the conduct of its offices hereunder. Subject to the foregoing, and not by way of limitation:
(a)
under no circumstances shall the Trustee be personally liable hereunder for Distributions on the Certificates;
(b)
the Trustee shall not be personally responsible for or in respect of the validity or sufficiency of this Trust Agreement or the due execution hereof by the other parties hereto, or for or in respect of the validity or sufficiency of the Trust Documents, and the Trustee shall in no event assume or incur any liability, duty or obligation to any Holder, other than as expressly provided for herein;

(c)
the Trustee shall not be personally liable for the payment of any tax imposed on the Portfolio or amounts that are includable in the U.S. federal gross income of the Beneficial Owners;
(d)
the Trustee shall not be liable to the Issuer or the Holders with respect to any action taken or omitted to be taken by it in accordance with the direction or instructions of the Issuer, the Administrator, the Dissemination Agent or the Custodian, as provided herein, unless the Trustee acted with gross negligence or willful misconduct;
(e)
the Trustee shall have no responsibility with respect to any information, statement or recital in this Trust Agreement, any offering memorandum or other disclosure material prepared or distributed with respect to the Certificates; and
(f)
the Trustee shall not be under any obligation to institute, conduct or defend any litigation under this Trust Agreement, any Trust Document, the Custody Agreement, or otherwise in relation hereto at the request, order or direction of any Person unless such Person shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that may be incurred by the Trustee therein or thereby.
Section 6.06.
Representations and Warranties of Trustee. The Trustee hereby represents and warrants for the benefit of the Issuer and the Beneficial Owners and the Holders that:
(a)
the Trustee is a national banking association duly organized and validly existing in good standing under the laws of the jurisdiction of its creation, with all requisite corporate power and authority and all material franchises, grants, authorizations, consents, orders and approvals from all governmental authorities necessary under applicable laws to execute, deliver and perform its obligations hereunder and the other Trust Documents to which it is a party;
(b)
the Trustee has the corporate power and authority to execute, deliver and perform this Trust Agreement, and the execution of the Certificates by the Trustee pursuant to this Trust Agreement is within the corporate power of the Trustee and has been duly authorized by all necessary corporate action on the part of the Trustee;
(c)
no consent, approval, authorization or order of, or filing with, any court or regulatory, supervisory or governmental agency or body is required by or for the Trustee, in its individual capacity and in its capacity as Trustee, as the case may be, in connection with, (i) the execution, delivery and performance by the Trustee of this Trust Agreement and the other Trust Documents to which it is a party, (ii) the authentication and delivery of the Certificates by the Trustee pursuant to this Trust Agreement, or (iii) the performance of the trusts by the Trustee or the consummation by the Trustee of the transactions contemplated hereby;
(d)
to the Trustee’s best knowledge, and without due inquiry, there are no proceedings or investigations pending or threatened against the Trustee before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Trustee or its properties (i) asserting the invalidity of this Trust Agreement and any other Trust Document to which it is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated hereby or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Trustee of its obligations under, or the validity or enforceability of, this Trust Agreement and any other Trust Document to which it is a party; and
(e)
each of this Trust Agreement and the other Trust Documents to which it is a party has been executed and delivered by its authorized officers who are duly authorized to execute and deliver such document in such capacity on its behalf and constitutes the legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity.
Section 6.07.
Reliance; Advice of Counsel; Other Protections.
(a)
The Trustee may rely, and shall be protected from any liability to anyone in acting or refraining to act, upon any signature, instrument, notice, telephonic instruction, resolution, request, consent, order, certificate, report, opinion, bond, note or other document or paper reasonably believed by it to have been genuine and signed or presented by the proper party or parties. The Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate person as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president and by the treasurer or the secretary of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.
(b)
The Trustee shall not be personally liable in its exercise or administration of the trusts and powers hereunder and in the performance of its duties and obligations hereunder; the Trustee may consult with counsel or certified public accountants to be selected with due care and employed by it; and the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Trust Agreement, in accordance with the advice or opinion of any such counsel with respect to legal matters or such accountants with respect to financial accounting matters.
(c)
The Trustee:
(i)
shall not be under any duty to monitor or investigate compliance by any Person under or with respect to compliance with or performance under the Trust Documents or to verify or investigate the accuracy or contents of any certificate or report delivered to the Trustee hereunder or thereunder;

(ii)
shall be entitled to assume the due authority and genuineness of any signature appearing on any instrument or document it may receive;
(iii)
shall not be liable for any action taken in good faith and reasonably believed by it to be within the powers conferred upon it, so long as it is not negligent in ascertaining the pertinent facts, and shall not be liable for action taken (or forbearance from action) by it pursuant to direction or instruction given by a party authorized or permitted by the terms hereof to direct the Trustee, or omitted to be taken by it by reason of a lack of direction or instruction required hereby for such action;
(iv)
shall not be liable for any action taken or not taken in good faith in reliance upon a certificate of an Authorized Signatory of the Issuer or an Opinion of Counsel delivered to the Trustee upon request;
(v)
shall in no event be liable for the application or misapplication of funds by any other Person or for the acts or omissions of any other Person;
(vi)
shall not be charged with knowledge or notice of any matter except the failure of the payments required to be made to the Trustee hereunder or the failure by the Issuer, the Administrator or any other Person to file with it any documents specifically required by this Trust Agreement, unless an officer of the Trustee with responsibility for administration of this Trust Agreement has actual notice thereof or the Trustee shall be notified in writing of such default by the Issuer, the Administrator or the Majority Owners;
(vii)
may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care;
(viii)
shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance or exercise of any of its duties, rights or powers hereunder or under any Trust Document if the Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it (as Trustee and in its individual capacity);
(ix)
shall not be liable in its individual capacity and its capacity as Trustee for (x) special, consequential or punitive damages, however styled, including, without limitation, lost profits or (y) the acts or omissions of any nominee, correspondent, clearing agency or securities depository through which it holds the Portfolio Assets;
(x)
shall not be responsible or liable for its failure to perform under this Trust Agreement or for any losses to the Portfolio Assets resulting from any event beyond the reasonable control of the Trustee, its agents or subcustodians, including but not limited to nationalization, strikes, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Portfolio Assets; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; epidemics or pandemics; or acts of God; or any other similar event; provided that such failure is not also a result of its own gross negligence or willful misconduct; and
(xi)
shall not be required to take any action under this Trust Agreement or any Trust Document if it shall reasonably determine the such action is otherwise contrary to applicable law.
(d)
The Trustee shall be entitled to the rights provided therefor in the indemnification provided to it by the Indemnitor pursuant to that separate indemnification agreement between the Trustee and the Indemnitor dated the Closing Date.
(e)
The grant of any permissive right or power to the Trustee hereunder shall not be construed to impose a mandatory duty to act and the Trustee shall not be under any obligation to exercise any such permissive rights or powers vested in it by this Trust Agreement unless the Person directing the Trustee to exercise such right or power in such regard shall have offered to the Trustee security or indemnity reasonably satisfactory to it.
Section 6.08.
Not Acting in Individual Capacity. In accepting its appointment as Trustee hereunder, the Trustee acts solely as trustee and not in its individual capacity, and all Persons having any claim against the Trustee or the Portfolio by reason of the transactions contemplated hereby shall look only to the Portfolio Assets for payment or satisfaction thereof.
Section 6.09.
Compensation and Expenses. The Trustee shall be entitled to receive the Trustee Fee as set forth in the Trustee Fee Letter at the times and in the amounts set forth in Sections 4.02 and 9.03(d)(i). The Trustee is not authorized to deduct any amounts due to it from the amounts received by it, other than as set forth in Sections 4.02 and 9.03(d)(i).
Section 6.10.
Resignation, Discharge or Removal of Trustee; Successor.
(a)
The Trustee or any successor may either resign or be replaced, in either case, at any time without cause upon 30 days’ prior written notice by (i) the Trustee to the Holders, the Dissemination Agent, the Administrator and the Issuer or (ii) the Issuer or the Majority Owners (with the consent of the Issuer, such consent not to be unreasonably withheld) to the Trustee, the Administrator, the Dissemination Agent and Issuer or the Holders, as applicable. In the event of the resignation or removal of the Trustee, the Issuer or the Majority Owners will appoint a successor by written instrument within 30 days of the resignation or removal. If the Issuer or the Majority Owners have not appointed a successor within 30 days of the resignation or removal, the Trustee being removed or resigning, the Administrator, or any Beneficial Owner may, at the expense of the party making the request, apply to any court of competent jurisdiction in the United States to appoint a successor. Notwithstanding anything herein to the contrary, the resignation or removal of the Trustee shall be effective only upon the acceptance of such appointment by a successor meeting the requirements specified herein.
(b)
The Trustee hereunder shall at all times be a banking corporation or a national banking association with trust powers organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $75,000,000, with a counterparty credit rating equal to or greater than the then-current counterparty credit rating applicable to the Certificates and subject to supervision or examination by federal or state authority. The Trustee may not be the Seller or any Affiliate thereof. If such banking corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.
(c)
Any successor Trustee, however appointed, shall execute and deliver to the Trustee being removed or resigning an instrument accepting such appointment, and thereupon the resignation or removal of prior Trustee shall become effective and the appointment of such successor Trustee shall become effective without further act, deed or conveyance and such successor Trustee shall become fully vested with all the estates, properties, rights, powers, duties and trusts and obligations of the prior Trustee with like effect as if originally named as Trustee herein. Upon the written request of such successor, the Trustee being removed or resigning shall execute and deliver one or more instruments transferring all or any portion of the Portfolio Assets to such successor and shall deliver and pay over to such successor all moneys or other property then held by it. Such successor Trustee shall also provide to the Administrator written notice of its appointment and acceptance. Any right of the Issuer, the Holders or Beneficial Owners against the Trustee being removed or resigning, in its individual capacity, shall not be prejudiced by the appointment of any successor and shall survive the termination of this Trust Agreement.
(d)
Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything to the contrary notwithstanding. The Trustee shall provide notice of any such merger or consolidation to the Issuer, the Holders, the Dissemination Agent, the Administrator and the Custodian in the event the name of the Trustee is changed in connection with such merger or consolidation.
Section 6.11.
Trustee May Enforce Claims without Possession of Certificates. All rights of action and claims under this Trust Agreement may be prosecuted and enforced by the Trustee with or without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Trustee shall be brought in its own name or in its capacity hereunder in equity or at law or otherwise for the enforcement of any legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of its respective rights and the rights of the Holders and Beneficial Owners. Any recovery of a judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee and its agents and counsel, be for the ratable benefit of the Beneficial Owners in respect of which such judgment has been recovered.
Section 6.12.
Appointment of Additional or Co-Trustees. At any time or times for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Portfolio Assets may at the time be located, the Trustee, by an instrument in writing and after obtaining the prior written consent of the Issuer (which consent shall not be unreasonably withheld or delayed), may appoint one or more Persons to act as separate co-Trustee or separate co-Trustees of all or any part of the Portfolio Assets to the full extent that a local law makes such appointment necessary.
(a)
Each separate co-Trustee or separate co-Trustees shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:
(i)
all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred upon and exercised or performed by the Trustee and such separate co-Trustee jointly (it being understood that such separate co-Trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Portfolio Assets or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate co-Trustee;
(ii)
no Trustee under this Trust Agreement shall be liable in its individual capacity and its capacity as Trustee by reason of any act or omission of any other trustee under this Agreement; and
(iii)
the Trustee may at any time accept the resignation of or remove any separate co-Trustee.
(b)
Any notice given to each of the then separate co-Trustees, as effectively as if given to each of them. Every instrument appointing any separate co-Trustee shall refer to this Trust Agreement and the conditions of this Article X. Each separate co-Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Trust Agreement, specifically including every provision of this Trust Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Each such instrument shall be filed with the Trustee.

(c)
Any separate co-Trustee may at any time appoint the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Trust Agreement on its behalf and in its name. If any separate co-Trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall automatically vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.
ARTICLE VII

TAX MATTERS
Section 7.01.
Responsibilities for Tax Matters.
(a)
The Administrator will perform, or cause to be performed, on behalf of the Issuer or as otherwise required, all reporting and other tax compliance duties that are required by the IRS or any state or local taxing authority with respect to the Class A Arrangement and the Certificates.
(b)
The Administrator will timely file any applicable tax returns required under the Code and under the laws of any state or municipality. The Administrator has sole discretion to make such elections and agreements as it deems necessary and such elections and agreements will be binding on the Holders and Beneficial Owners of the Certificates. The Administrator shall maintain such records relating to the Grantor Trust as may be required by the Code and U.S. Treasury Regulations as may be reasonably necessary to prepare the foregoing returns, reports and other information.
(c)
The Beneficial Owners shall hold the Administrator harmless from any action taken pursuant to this Trust Agreement or the Administration Agreement, except to the extent such action was the result of the Administrator’s gross negligence or willful misconduct. The provisions of this Section shall survive the termination of this Trust Agreement, the termination of any Holder as a Holder of a Certificate or a Beneficial Owner’s sale or disposition of its interest in any Certificates, and such provisions will remain binding on the Beneficial Owners and Holders for the period of time necessary to resolve with the IRS any and all U.S. federal income tax matters relating to the Class A Arrangement.
(d)
The Issuer, Dissemination Agent and Administrator will forward to the Trustee any communication received from the IRS or other state or local taxing authority with respect to the Certificates, the Underlying Enhanced Receipts or the Underlying Bonds, including (a) an information document request or other request for information regarding the Certificates, the Underlying Enhanced Receipts or the Underlying Bonds, (b) audit notice or other communication that the Certificates, the Underlying Enhanced Receipts or the Underlying Bonds have been selected for audit, (c) preliminary adverse determination or proposed adverse determination, or (d) final adverse determination. The Issuer will send to the Dissemination Agent and Administrator a copy of any preliminary adverse determination, proposed adverse determination, or final adverse determination it receives from the IRS, or any similar notices it may receive from any applicable state or local taxing authority with respect to the Certificates, the Underlying Enhanced Receipts or the Underlying Bonds.
ARTICLE VIII

[RESERVED]
ARTICLE IX

TERM AND TERMINATION OF THIS TRUST AGREEMENT
Section 9.01.
Term.
(a)
This Trust Agreement shall take effect on the Closing Date and all obligations of the parties hereunder shall cease and terminate on the Termination Date. The Trustee shall notify (in the form set forth in Exhibit B hereto) the Holders of the Termination Date as set forth in Section 9.02 and that the Holders are required to surrender their Certificates to the Trustee to receive the final Distribution.
(b)
Notwithstanding any other provisions of this Article, this Trust Agreement will terminate upon the Trustee’s distribution of the last amount distributable with respect to the Certificates as the result of the full payment, satisfaction or discharge of the Underlying Enhanced Receipts, including amounts drawn on the Underlying Credit Enhancement. Upon the Holder’s surrender of its Certificates and the Trustee’s distribution of all amounts due on the Certificates, the Trustee is authorized and shall cancel the Certificates and this Trust Agreement will terminate.
(c)
Notwithstanding the termination of this Trust Agreement, (i) the Trustee shall continue to distribute to the Holders (as of the Termination Date) all notices otherwise required hereunder and (ii) the Administrator shall continue to fulfill its obligations as set forth herein with respect to any notices from, or actions by, the IRS.
(d)
Upon the occurrence of a Termination Event as set forth in Section 9.02, the Trustee shall notify the Issuer, the Holders, the Dissemination Agent and the Administrator of the same (in the form set forth in Exhibit B hereto) and, if such Termination Event is set forth in Section 9.02(b), such notice shall state that the Administrator is required to dispose of all of the Portfolio Assets (other than amounts on deposit in any fund or account held under this Trust Agreement) immediately for the best available price.
Section 9.02.
Termination Event. Each of the following is a “Termination Event”:
(a)
the receipt by the Trustee of the last amount distributed with respect to the Underlying Enhanced Receipts as the result of the full payment, satisfaction, liquidation, sale or discharge of the Underlying Enhanced Receipts (including amounts drawn on the Underlying Credit Enhancement), or

(b)
written notice shall have been received by the Trustee from the Issuer or the Administrator that there exist reasonable grounds, based on an Opinion of Counsel, for the belief that (A) registration of the arrangement established pursuant to this Trust Agreement is required under the Investment Company Act, (B) the Certificates have been sold in violation of the Securities Act or (C) the Issuer, the Trustee, the Administrator or any of their respective Affiliates is not in compliance with the Dodd Frank Wall Street Reform and Consumer Protection Act and the rules promulgated thereunder by reason of its participation in any of the transactions relating to the Certificates or this Trust Agreement.
Section 9.03.
Termination of Trust Agreement.
(a)
Upon the occurrence of a Termination Event, other than as set forth in Section 9.02(a), the Administrator shall arrange for the immediate sale of the related Underlying Enhanced Receipt and upon receiving notice from the Administrator that it has sold such Underlying Enhanced Receipts and disposed of all Portfolio Assets (other than amounts on deposit in any fund or account held under this Trust Agreement), the Trustee shall select the Termination Date, which shall be the Certificate Distribution Date following the date on which the Trustee obtains written notice of the Termination Event. The Trustee shall provide written notice to the Issuer, the Dissemination Agent, the Holders of the Certificates, the Administrator and the Custodian (in the form set forth in Exhibit B hereto), which shall state (i) that the Termination Event has occurred, (ii) the Termination Date, which shall be the date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Trustee therein designated, (iii) the amount of such final payment and (iv) that any record date otherwise applicable to such Certificate Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein designated.
(b)
The Trustee shall then use the proceeds received from the Custodian to make the Distributions described in subsection (d) below on the Termination Date.
(c)
On the Termination Date, the Trustee shall deliver the Underlying Enhanced Receipts to or at the direction of the Custodian.
(d)
On the Termination Date, the Trustee shall make the following Distributions in the following order of priority, each priority being fully paid before proceeds are used to pay any lower priority and no payment being made on any priority if the proceeds have been exhausted in the payment of higher priorities:
(i)
to the Trustee all accrued but unpaid Trustee Fees;
(ii)
to the Class A Certificateholders, all amounts remaining as payment in full of all accrued but unpaid Distributions of Certificate Interest on the Class A Certificates and the Certificate Balance of the Class A Certificates.
(e)
Failure to deliver Certificates upon payment as set forth herein shall not prevent the payment of such Certificates, and such Certificates shall be deemed paid and no longer outstanding whether or not delivered to the Trustee, and all Certificate Interest shall cease to accrue for all Holders on the Termination Date. If any of the Certificateholders shall not surrender their Certificates for cancellation within six (6) months after the Termination Date, the Trustee shall give a written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after such notice all the Certificates shall not have been surrendered for cancellation, the Issuer may take steps in accordance with its customary business practices, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that remain subject to this Trust Agreement. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall hold such amounts for the benefit of such Certificateholders until the earlier of: (i) the termination of the Trustee under this Trust Agreement and the transfer of such amounts to a successor trustee or (ii) the termination of this Trust Agreement and distribution of such amounts to the Certificateholders. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder’s failure to surrender its related Certificate(s) for final payment thereof in accordance with this Section 9.01.
(f)
Upon the completion of payments and deliveries required by this Section, the Trustee shall cancel the Certificates.
(g)
The Trustee may, and when required by the provisions of this Trust Agreement shall, execute instruments to release Portfolio Assets, including the Underlying Enhanced Receipts, from the lien of this Trust Agreement, or convey the Trustee’s interest in the same, in a manner and under circumstances that are consistent with the provisions set forth herein. No party relying upon an instrument executed by the Trustee shall be bound to ascertain the Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.
ARTICLE X

MISCELLANEOUS
Section 10.01.
Further Assurances. The Issuer, the Trustee, the Dissemination Agent, the Administrator and each Holder shall cooperate fully with each other in order to carry out promptly and fully the terms and provisions set forth herein. Each party hereto shall take such action and deliver such instruments to any other party hereto or to the Issuer, in addition to the actions and instruments specifically provided for herein, as may be reasonably requested or required to confirm or perfect any transaction described or contemplated herein.
Section 10.02.
Amendment.
(a)
The Issuer and the Trustee may amend this Trust Agreement at any time, without the consent of any of the Holders of the Certificates, for purposes of (i) obtaining or maintaining any rating on the Certificates by a nationally recognized statistical rating agency, (ii) providing for a qualified securities depository to replace DTC or another securities depository, and (iii) curing any formal defect, omission, inconsistency or ambiguity if, in the case of this clause (iii), the Trustee has received an Opinion of Counsel that such amendment will not adversely affect the interests of any Holders of Certificates, and provided that, no such amendment shall:
(A)
change the date of or reduce the amounts payable to the Holders pursuant to the terms of this Trust Agreement; or
(B)
amend this Section.
(b)
The Issuer and the Trustee may amend this Trust Agreement at any time, with the consent of the Majority Owners. The Trustee shall provide the Administrator and the Dissemination Agent with notice and a summary of any such amendment made with the consent of the Majority Owners.
(c)
No amendment pursuant to this Section shall become effective until the party proposing the amendment has provided the Trustee with both:
(i)
a confirmation or statement from the Rating Agency that any rating on the Certificates will not be lowered or withdrawn as a result of the proposed amendment; and
(ii)
an Opinion of Counsel, acceptable in form and substance to the Issuer and the Trustee, from counsel nationally recognized as competent in matters relating to the U.S. federal income taxation of organizations such as the Issuer and securities laws to the effect that such amendment (A) will not result in an Adverse Tax Event and (B) will not cause the Portfolio or the Class A Arrangement to either (1) be required to register under the Investment Company Act or (2) be exempt from registration solely due to the exceptions contained in Section 3(c)(1) or 3(c)(7) of the Investment Company Act.
(d)
It shall not be necessary for the consent of the Majority Owners pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Holders or Beneficial Owners provided for in this Trust Agreement) and of evidencing the authorization of the execution of consent by the Majority Owners shall be subject to such reasonable requirements as the Trustee may prescribe.
(e)
The Administrator may provide the Trustee with an updated Schedule I in the event (i) any Underlying Enhanced Receipts are sold, tendered or otherwise disposed of or (ii) any of the terms of an Underlying Enhanced Receipt (or the related Underlying Bond) set forth on Schedule I are changed or amended. Such updated Schedule shall apply and be binding upon the Trustee, the Issuer, the Holders and the Beneficial Owners without their consent or approval and the substitution of such updated Schedule will not constitute an amendment of this Trust Agreement. Any failure by the Administrator to provide the Trustee with such updated Schedule will not be an event of default under this Trust Agreement or the Administration Agreement.

(f)
Prior to the execution of any amendment to this Trust Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Trust Agreement and that all conditions precedent to the supplement or amendment have been met. Notwithstanding any other provision of this Trust Agreement, the Trustee may, but shall not be obligated to, enter into any such amendment that affects the Trustee’s own rights, duties, privileges, benefits, protections, indemnities or immunities under this Trust Agreement or otherwise. Notwithstanding any other provision herein or elsewhere, no provision, amendment, supplement, waiver or consent of or with respect to any Trust Document that affects any right, power, authority, duty, benefit, protection, privilege, immunity or indemnity of the Trustee shall be binding on the Trustee unless the Trustee shall have expressly consented thereto in writing.
Section 10.03.
Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Trust Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Trust Agreement and shall in no way affect the validity or enforceability of the other provisions herein or of the Certificates, the Beneficial Interests or the rights of any Holder.
Section 10.04.
[Reserved].
Section 10.05.
Notices. All notices, directions, demands, certificates, requests and communications hereunder shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mail, registered or certified mail, return receipt requested, postage prepaid with such receipt to be effective the date of delivery indicated on the return receipt, (b) one Business Day after delivery to an overnight courier, (c) on the date personally delivered to an authorized officer of the party to which sent, or (d) on the date transmitted by electronic mail, in all cases addressed to the Notice Party at the addresses set forth on Schedule II. Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.
Section 10.06.
Disclaimers.
(a)
None of the Issuer, the Trustee, the Administrator, the Dissemination Agent or any Holder makes any representation, warranty, covenant or agreement, other than those set forth herein, with respect to: (i) the due authorization, execution, delivery, validity, legality, sufficiency or enforceability of the Trust Documents (other than any Trust Document to which they are a party); (ii) the accuracy of any information, statements or certificates provided to the Trustee or any Holder in connection with the Portfolio Assets or the Trust Documents; (iii) the filing or recording of any document; (iv) the collectability of the Underlying Enhanced Receipt Payments or the sufficiency of the Portfolio Assets; or (v) the financial condition or solvency of, or any other matter with respect to, the Borrower or any other Person.
(b)
Each Holder hereby acknowledges that none of the Issuer, the Trustee, the Administrator or any Holder has made any representations or warranties with respect to the

Underlying Enhanced Receipts, the Underlying Bonds, the Certificates or the Beneficial Interests, except as expressly set forth herein or in the Administration Agreement, and that each Holder assumes all risk of loss in connection with its Certificates or any Beneficial Interest.
(c)
Each Holder hereby acknowledges that none of the Issuer, the Dissemination Agent, the Administrator or the Trustee has any obligation to furnish to any Holder or transferee thereof any information concerning the Borrowers or the Portfolio Assets in connection with the sale, purchase or transfer of any Certificates or Beneficial Interest, except as expressly set forth herein or in the Administration Agreement as otherwise required by law.
Section 10.07.
Entire Agreement. This Trust Agreement contains all agreements among the parties with respect to the subject matter hereof, and there are no other representations, warranties, promises, agreements or understandings, oral, written or implied, among the parties.
Section 10.08.
No Third-Party Beneficiaries. This Trust Agreement shall be for the sole and exclusive benefit of the Issuer, the Trustee, the Administrator, the Beneficial Owners and their respective permitted successors, assignees and transferees, as their respective interests may appear, and nothing herein expressed or implied is intended or shall be construed to confer upon, or to give to, any other Person any right, remedy or claim under or by reason of this Trust Agreement, provided, however, the Issuer Indemnified Parties shall be considered to be intended third party beneficiaries of this Trust Agreement for purposes of indemnification and exculpation from liability, the provisions of which shall survive any termination of this Trust Agreement, the offering and sale of the Certificates, and the payment or provision for payment of the Certificates.
Section 10.09.
Limitations on Successors, Assigns and Transferees.
(a)
No Person may succeed to, and no Holder may transfer to any Person, any rights or interest of any Holder in its Certificates or Beneficial Interest except in accordance with this Trust Agreement.
(b)
The Issuer or the Trustee may require, as a condition to any transfer of a Certificate or Beneficial Interest, reasonable proof that the conditions set forth herein with respect to transfer have been satisfied.
(c)
Notwithstanding any other provision of this Trust Agreement or any other Issuer Document, any action that the Issuer may take under this Trust Agreement may be taken or exercised by the Administrator, and the Trustee is under no obligation to determine if the Administrator is authorized or permitted to take any action.
Section 10.10.
Binding Effect. This Trust Agreement shall be binding upon the parties hereto and their respective permitted successors, assignees and transferees, including, without limitation, any United States trustee, any debtor-in-possession or any trustee appointed by a private party. Any permitted successor, assignee or transferee of any party shall succeed to the rights and obligations of its predecessor, assignor or transferor in the same manner as if it were named herein in the place of and instead of its predecessor, assignor or transferee as of the date of such succession, assignment or transfer.

Section 10.11.
No Waiver. No failure or delay on the part of any party hereto in exercising any right, power or remedy of or under any provision of this Trust Agreement shall impair any such right or power or shall be construed to be a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or under applicable law, and any such right, power or remedy may be exercised from time to time and as often as may be deemed appropriate. In the event any breach or default by any of the parties of or under any provision of this Trust Agreement shall be waived by another party hereto, such waiver shall only be effective if in writing signed by the party entitled to the benefits of the breached or defaulted provision or obligation, shall not bind any party which has not waived the default or breach, shall be limited to the particular default or breach so waived, shall be effective only in the specific instance and for the specific purpose for which given and shall not be deemed to waive any other default or breach hereunder or constitute a waiver of the same breach on a future occasion, unless otherwise stated in such writing.
Section 10.12.
Rights and Remedies. All rights and remedies herein given or granted to any party hereunder are cumulative, nonexclusive and in addition to any and all rights and remedies that may have been or may be given by reason of any law, statute, ordinance or otherwise.
Section 10.13.
Governing Law, Venue, Jurisdiction and Jury Trial. This Trust Agreement shall be construed in accordance with and governed by the law of the State of Wisconsin without regard to its conflicts of laws principles. For purposes of any suit, action or proceeding of whatever character arising out of this Trust Agreement or under any statute or common law relating in any way, directly or indirectly, to the subject matter hereof or to the dealings between the Issuer and any other Person or any judgment entered by any court in respect of such suit, action or proceeding, each of the parties hereto expressly submits to the exclusive jurisdiction of any state or federal court of competent jurisdiction located in the Dane County, Wisconsin. By executing and delivering this Trust Agreement, each of the parties hereto irrevocably, and each Beneficial Owner, by purchasing and holding a Certificate: (i) accepts generally and unconditionally the exclusive jurisdiction and venue of such courts; (ii) waives any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Trust Agreement brought in Wisconsin or United States federal court; (iii) irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum; and (iv) agrees not to seek removal of such proceedings to any court or forum other than as specified above. The foregoing shall not be deemed or construed to constitute a waiver by the Issuer of any prior notice or procedural requirements applicable to actions or claims against or involving joint powers commissions or governmental units of the State of Wisconsin that may exist at the time of and in connection with such matter. EACH OF THE PARTIES HERETO HEREBY, AND EACH HOLDER BY ITS ACCEPTANCE OF A CERTIFICATE, WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM BETWEEN OR AMONG THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS TRUST AGREEMENT, THE CERTIFICATES AND ANY TRANSACTION RELATED HERETO OR THERETO TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW.

Section 10.14.
Actions by Holders.
(a)
No Holder or Beneficial Owner shall be liable to any other Holder or the Trustee for its directions or granting or withholding its consent pursuant to this Trust Agreement. No Holder or Beneficial Owner shall have any implied duties to any Person or any obligation to provide or withhold consent or direction under this Trust Agreement. No Holder or Beneficial Owner shall be liable to any other Person in tort or contract for actions or omissions of any other Holder or Beneficial Owner in connection with the Certificates or any transaction connected herewith or therewith.
(b)
Each Holder and Beneficial Owner shall bear its own expenses with respect to actions taken or omitted to be taken pursuant to this Trust Agreement or otherwise with respect to the Portfolio Assets.
Section 10.15.
Patriot Act. In order to comply with the laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, without limitation, those relating to the funding of terrorist activities and money laundering (including Section 326 of the USA PATRIOT Act), the Trustee is required to obtain, verify, record and update certain information relating to individuals and entities which maintain a business relationship with the Trustee. Accordingly, each of the parties hereto agrees to provide to the Trustee, upon its request from time to time, such identifying information and documentation as may be available for such party and necessary to enable the Trustee to comply with such laws, rules, regulations and executive orders, but only to the extent that such information is not required to be held confidential by such party, and such party is contractually and legally permitted to provide such information.
Section 10.16.
Notice to Rating Agency. The Trustee shall provide or cause to be provided all notices to the Rating Agency required pursuant to the Administration Agreement.
Section 10.17.
Counterparts. This Trust Agreement may be executed in two or more counterparts by the parties hereto and each such counterpart shall be considered an original, and all such counterparts shall constitute one and the same instrument. Signatures hereto or on any other Trust Document may be communicated by electronic mail and shall be binding upon the parties transmitting the same. If executed in counterparts, this Trust Agreement shall be effective as if simultaneously executed. The parties may sign any number of copies of this Trust Agreement. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Trust Agreement and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Trust Agreement as to the parties hereto and may be used in lieu of the original Trust Agreement and signature pages for all purposes. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Trust Agreement or any document to be signed in connection with this Trust Agreement shall be deemed to include Electronic Signatures (defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic methods. “Electronic Signature” means an electronic sound, symbol or process attached to, or associated with, a contract or other record and adopted by an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof with the intent to sign, authenticate or accept such contract or record.
Section 10.18.
Limitation on Rights of Holders.
(a)
The death or incapacity of any Holder shall not operate to terminate this Trust Agreement or entitle such Holder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a sale, partition or liquidation of the Portfolio Assets, or otherwise affect the rights, obligations and liabilities of any of the parties hereto.
(b)
No Holder shall have any right to vote (except as expressly provided herein) or in any manner otherwise Control the Trustee’s actions hereunder, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificate, be construed so as to constitute the Holders from time to time as partners or members of an association, nor shall any Holder be under any liability to any third party by reason of any action taken by the parties hereto pursuant to any provision hereof.
(c)
No Holder shall have a right by virtue of any provision of this Trust Agreement to institute any suit, action or proceeding in equity or at law upon, under or with respect to this Trust Agreement or the Underlying Enhanced Receipts, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and shall have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby shall have given its written consent, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. The Trustee shall be entitled to all benefits afforded to it under this Trust Agreement, including under Section 6.05(f), in the event the Trustee institutes any such action, suit or proceeding in its own name as Trustee hereunder. For the protection and enforcement of the provisions of this Section, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.
Section 10.19.
Limitation of Liability of Officials of Issuer.
(a)
Anything in this Trust Agreement to the contrary notwithstanding, it is expressly understood and agreed by the parties hereto that the Issuer may rely conclusively on the truth and accuracy of any certificate, opinion, notice or other instrument furnished to the Issuer by the Trustee, the Custodian, the Administrator or the Seller as to the existence of any fact or state of affairs required hereunder to be noticed by the Issuer.
(b)
No recourse shall be had for the enforcement of any obligation, covenant, promise, or agreement of the Issuer contained in this Trust Agreement, in any other Issuer Documents, or in any Certificate or for any claim based hereon or otherwise in respect hereof or upon any obligation, covenant, promise, or agreement of the Issuer contained in any agreement, instrument, or certificate executed in connection with any Project, the

Underlying Enhanced Receipts or the issuance and sale of the Certificates, against any of the Issuer Indemnified Parties, whether by virtue of any constitutional provision, statute, or rule of law, or by the enforcement of any assessment or penalty or otherwise, it being expressly agreed and understood that no personal liability whatsoever shall attach to, or be incurred by, any of the Issuer Indemnified Parties, either directly or by reason of any of the obligations, covenants, promises, or agreements entered into by the Issuer with the Seller, the Administrator or the Trustee, or to be implied therefrom as being supplemental hereto or thereto, and that all personal liability of that character against each of the Issuer Indemnified Parties is, by the execution of the Certificates, this Trust Agreement, and the other Issuer Documents, and as a condition of, and as part of the consideration for, the execution of the Certificates, this Trust Agreement, and the other Issuer Documents, is expressly waived and released.
(c)
No agreements or provisions contained herein, or any agreement, covenant, or undertaking by the Issuer in connection with any Project, the Underlying Enhanced Receipts or the issuance, sale and/or delivery of the Certificates shall give rise to any pecuniary liability of the Issuer or a charge against its general credit, or any Issuer Indemnified Party or shall obligate the Issuer or any Issuer Indemnified Party financially in any way, except as may be payable from the assets held hereunder for the payment of the Certificates and their application as provided in this Trust Agreement. No failure of the Issuer to comply with any term, covenant, or agreement contained in the Certificates, in this Trust Agreement, or in any document executed by the Issuer in connection with any Project, the Underlying Enhanced Receipts or the issuance and sale of the Certificates, shall subject the Issuer or any Issuer Indemnified Party to liability for any claim for damages, costs, or other financial or pecuniary charge, except to the extent the same can be paid or recovered from the Underlying Enhanced Receipt Payments or any other revenues derived under this Trust Agreement. Nothing herein shall preclude a proper party in interest from seeking and obtaining, to the extent permitted by law, specific performance from the Issuer for any failure to comply with any term, condition, covenant, or agreement herein; provided that no costs, expenses, or other monetary relief shall be recoverable from the Issuer or any Issuer Indemnified Party, except as may be payable from the Underlying Enhanced Receipt Payments or any other revenues derived under this Trust Agreement. No provision, covenant, or agreement contained herein, or any obligations imposed upon the Issuer, or the breach thereof, shall constitute an indebtedness of the Issuer within the meaning of any State constitutional or statutory limitation or shall constitute or give rise to a charge against the Issuer’s general credit. In making the agreements, provisions, and covenants set forth in this Trust Agreement, the Issuer has not obligated itself, except with respect to the application of the Underlying Enhanced Receipt Payments assigned in this Trust Agreement for the payment of the Certificates or any other revenues derived under this Trust Agreement.
(d)
Nothing contained in this Trust Agreement shall in any way obligate the Issuer to pay any debt or meet any financial obligations to any Person at any time except from moneys received under the provisions of this Trust Agreement or from the exercise of the Issuer’s rights hereunder. Nothing contained in this Trust Agreement shall in any way obligate the Issuer to pay such debts or meet such financial obligations from moneys received from the Issuer’s own purposes. The Certificates do not now and never shall constitute a general obligation or debt of the Issuer, the State or any political subdivision thereof or any public agency, or a pledge of the faith and credit of the Issuer, the State or any other political subdivision thereof or any public agency, and each covenant and undertaking by the Issuer in this Trust Agreement and in the Certificates to make payments is not a general obligation or debt of the Issuer, the State or any political subdivision thereof or any public agency, or a pledge of the faith and credit of the Issuer, the State or any political subdivision thereof or any public agency, but is a special limited obligation payable solely from the Underlying Enhanced Receipt Payments in accordance with this Trust Agreement.
Section 10.20.
Content of Certificates. Other than with respect to any certificate required under Section 2.06, whenever any certificate or opinion is required by the terms of this Trust Agreement to be given by the Issuer on its own behalf, any such certificate or opinion may be made or given by an Issuer Authorized Signatory (and in no event individually) and may be based (i) insofar as it relates to factual matters, upon a certificate of or representation by the Trustee, or the Sellers; and (ii) insofar as it relates to legal or accounting matters, upon a certificate or opinion of or representation by counsel or an accountant, in each case under clause (i) or (ii) without further investigation or inquiry by such Issuer Authorized Signatory or otherwise on behalf of the Issuer.
Section 10.21.
No Impairment of Rights. Nothing herein shall be deemed or construed to limit, impair or affect in any way the Issuer’s (or any Issuer Indemnified Party’s) right to enforce the Issuer Unassigned Rights, regardless of whether there is then existing an event of default (including, without limitation, a payment default), or any action based thereon or occasioned by an event of default or alleged event of default, and regardless of any waiver or forbearance granted by the Trustee or any Holder in respect thereof. Any default or event of default in respect of the Issuer Unassigned Rights may only be waived with the Issuer’s written consent.
Section 10.22.
Issuer’s Performance.
(a)
None of the provisions of this Trust Agreement or the other Issuer Documents shall require the Issuer to expend or risk its own funds or otherwise to incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder or thereunder, unless payable from the Portfolio Assets, or unless the Issuer shall first have been adequately indemnified to its satisfaction against the cost, expense, and liability which may be incurred thereby. The Issuer shall not be under any obligation hereunder to perform any administrative service with respect to the Certificates (including, without limitation, record keeping and legal services), it being understood that such services shall be performed or provided by the Trustee or the Administrator. The Issuer covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations, and provisions expressly contained in this Trust Agreement, and any and every Certificate executed, authenticated and delivered under this Trust Agreement; provided, however, that the Issuer shall not be obligated to take any action or execute any instrument pursuant to any provision hereof unless and until it shall have (i) been directed to do so in writing by the Administrator, the Trustee, or the Majority Owners having the authority to so direct; (ii) received from the Person requesting such action or execution assurance satisfactory to the Issuer that the Issuer’s expenses incurred or to be incurred in connection with taking such action or executing such instrument have been or will be paid or reimbursed to the Issuer; and (iii) if applicable, received in a timely manner the instrument or document to be executed, in form and substance satisfactory to the Issuer.
(b)
In complying with any provision herein, including, but not limited to, any provision requiring the Issuer to “cause” another Person to take or omit any action, the Issuer shall be entitled to rely conclusively (and without independent investigation or verification) (i) on the faithful performance by the Trustee and the Administrator, as the case may be, of their respective obligations hereunder and under the Administration Agreement and (ii) upon any written certification or opinion furnished to the Issuer by the Trustee or the Administrator, as the case may be. In acting, or in refraining from acting, under this Trust Agreement, the Issuer may conclusively rely on the advice of its counsel. The Issuer shall not be required to take any action hereunder that it reasonably believes to be unlawful or in contravention hereof or thereof.
Section 10.23.
No Obligation to Enforce Assigned Rights. Notwithstanding anything to the contrary in this Trust Agreement, the Issuer shall have no obligation to and instead the Trustee and/or the Administrator, as the case may be, in accordance with this Trust Agreement, shall have the right, without any direction from or action by the Issuer, to take any and all steps, actions and proceedings, to enforce any or all rights of the Issuer (other than the Issuer Unassigned Rights) under this Trust Agreement, including, without limitation, the rights to enforce remedies upon the occurrence and continuing of any event of default hereunder.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Trust Agreement.

PUBLIC FINANCE AUTHORITY, as Issuer

By: /s/ Amity A. Dias

Name: Amity A. Dias

Title: Assistant Secretary

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By: /s/ Dennis Malabunga

Name: Dennis Malabunga

Title: Vice President

SCHEDULE I

THE UNDERLYING ENHANCED RECEIPT

Underlying Enhanced Receipt No.	Enhanced CUSIP	Issuer	Underlying Bond	Borrower	Accrual Basis	Deposit Yield	Maturity Date
FRA-1	45506CBN6	Indiana Housing and Community Development Authority	Multifamily Housing Revenue Bond, Series 2013A (Copper Gate Apartments Project)	Lafayette Leased Housing Associates II, L.P.	30/360	100%	December 1, 2029
FRA-2	13079PZT3	California Statewide Communities Development Authority	Multifamily Housing Revenue Bonds (Harden Ranch Apartments Project) 2013 Series V-1	Harden Salinas AR, L.P.	30/360	100%	March 1, 2030
FRA-3	60535NDK0	Mississippi Home Corporation	Multifamily Housing Revenue Bonds (Jackson Manor Apartments) 2021-4	Jackson Manor Preservation, L.P.	30/360	100%	May 1, 2038
FRA-4	38122MAG9	Golden State Finance Authority	Senior Housing Revenue Bonds (Montecito at Williams Ranch Apartments Project) Series 2017 A-1	Montecito Salinas AR, L.P.	30/360	100%	October 1, 2034
FRA-5	38119VAT6	Golden State Finance Authority	Senior Housing Revenue Bonds (Montevista Senior Apartments Project) 2019 Series B-1	Montevista San Pablo AR, L.P.	30/360	100%	July 1, 2036
FRA-6	74441XHU6	Public Finance Authority	Multifamily Housing Revenue Bonds (The Palms at Premier Park Apartments Project) Series 2013	Companion at The Palms, LLC	30/360	100%	January 1, 2050
FRA-7	13079PZV8	California Statewide Communities Development Authority	Multifamily Housing Revenue Bonds (Tyler Parks Townhomes Apartments Project) 2013 Series W-1	Tyler Greenfield AR, L.P.	30/360	100%	January 1, 2030
FRA-8	085278CY3	Bernalillo County, New Mexico	Multifamily Housing Revenue Bonds (The Village at Avalon Apartments Project) Senior Series 2015A	Village at Avalon Apartments LLLP	30/360	100%	January 1, 2059
FRA-9	38122CAX4	Golden State Finance Authority	Multifamily Housing Revenue Bonds (Vineyard Gardens Apartments Project) 2017 Series B-1	Vineyard Oznard AR, L.P.	30/360	100%	January 1, 2035
FRA-10	13079PZX4	California Statewide Communities Development Authority	Multifamily Housing Revenue Bonds (Westside Village Apartments Project) 2013 Series X-1	Westside Shafter AR, L.P.	30/360	100%	January 1, 2030
FRA-11	130483GY0	California Municipal	Multifamily Housing Revenue Bonds	Brawley Pacific	30/360	100%	August 1, 2037

Underlying Enhanced Receipt No.	Enhanced CUSIP	Issuer	Underlying Bond	Borrower	Accrual Basis	Deposit Yield	Maturity Date
		Finance Authority	(Ocotillo Springs Apartments) 2020 Series A	Associates III, L.P.
FRA-12	13034PK30	California Housing Finance Agency	Limited Obligation Multifamily Housing Revenue Bonds (CCBA Senior Garden Apartments) 2020 Issue G	CCBA Seniors, LP	30/360	100%	July 1, 2037
FRA-13	38122MAJ3	Golden State Finance Authority	Senior Housing Revenue Bonds (Solano Vista Senior Apartments Project) 2018 Series A-1	Solano Vallejo AR, L.P.	30/360	100%	January 1, 2036
FRA-14	130483HA1	California Municipal Finance Authority	Multifamily Housing Revenue Bonds (Anaheim and Walnut Project) 2021 Series A-1	Anaheim & Walnut Housing LP	30/360	100%	September 1, 2039

2

SCHEDULE II

NOTICES

To the Issuer:

Public Finance Authority

22 East Mifflin Street, Suite 900

Madison, Wisconsin 53703

Attention: Scott Carper and Michael LaPierre

Email: Scott Carper (scarper@pfauthority.org) and Michael

LaPierre (mlapierre@pfauthority.org)

To the Trustee:	Wilmington Trust, National Association One Light Street 14th Floor, MD2-L140 Baltimore, Maryland 21202 Attention: Dennis Malabunga Telephone: (929) 542-8702 Email: dmalabunga@wilmingtontrust.com
To the Custodian:	Wilmington Trust, National Association 1100 North Market Street Wilmington, DE 19801 Attention: Tender Option Bonds – DE3-C030 Telephone: (929) 542-8702 Email: DL-WTC-TOB@wilmingtontrust.com
To the Administrator:	Greystone Housing Impact Investors LP 14301 FNB Parkway Suite 211 Omaha, Nebraska 68154 Attention: Jesse A. Coury & Andrew Grier Email: jesse.coury@greyco.com and andy.grier@greyco.com
To the Dissemination Agent:	BLX Group LLC 355 South Grand Street, Suite 2700 Los Angeles, CA 90071 Attention: Jeffrey R. Higgins Telephone: (213) 612-2209 Email: jhiggins@blxgroup.com

EXHIBIT A

FORM OF CERTIFICATE

Public Finance Authority

Affordable Housing Multifamily Certificates

Series 2024-1, Class A

Evidencing an interest in the Portfolio Assets owned by the Issuer and held by the Trustee, including the Underlying Enhanced Receipt Payments (as defined in the Trust Agreement) and certain other amounts received with respect to the Underlying Enhanced Receipts (as defined in the Trust Agreement) as set forth in the Trust Agreement.

Issue Date: October 31, 2024	Certificate Balance: $75,393,097
CUSIP No.: 74448FAC5	First Certificate Distribution Date:
Certificate No.: 1
Registered Owner: Cede & Co.	Trustee: Wilmington Trust, National Association

THIS CERTIFICATE HAS BEEN AUTHORIZED AND ISSUED PURSUANT TO THE LAWS OF THE STATE OF WISCONSIN, INCLUDING PARTICULARLY SECTION 66.0304 OF THE WISCONSIN STATUTES, AS AMENDED. THIS CERTIFICATE IS ISSUED UNDER SECTION 66.0304 AND SHALL NOT BE INVALID FOR ANY IRREGULARITY OR DEFECT IN THE PROCEEDINGS FOR ITS SALE OR ISSUANCE.

PAYMENT OF DISTRIBUTIONS ON THIS CERTIFICATE IS A SPECIAL LIMITED OBLIGATION OF THE ISSUER PAYABLE SOLELY FROM THE PORTFOLIO ASSET AND, EXCEPT FROM SUCH SOURCE, NONE OF THE ISSUER, ANY MEMBER (AS DEFINED IN THE TRUST AGREEMENT), ANY ISSUER SPONSOR (AS DEFINED IN THE TRUST AGREEMENT), ANY ISSUER INDEMNIFIED PARTY (AS DEFINED IN THE TRUST AGREEMENT), THE STATE OF WISCONSIN OR ANY POLITICAL SUBDIVISION OR AGENCY THEREOF OR ANY POLITICAL SUBDIVISION APPROVING THE ISSUANCE OF THIS CERTIFICATE SHALL BE OBLIGATED FOR THE PAYMENT OF DISTRIBUTIONS ON THIS CERTIFICATE OR ANY COSTS INCIDENTAL THERETO, EXCEPT AS PROVIDED IN THE TRUST AGREEMENT AND TO THE EXTENT OF THE TRUST ESTATE. THIS CERTIFICATE IS NOT A DEBT OF THE STATE OF WISCONSIN OR ANY MEMBER AND DOES NOT, DIRECTLY, INDIRECTLY OR CONTINGENTLY, OBLIGATE, IN ANY MANNER, ANY MEMBER, THE STATE OF WISCONSIN OR ANY POLITICAL SUBDIVISION OR AGENCY THEREOF OR ANY POLITICAL SUBDIVISION APPROVING THE ISSUANCE OF THIS CERTIFICATE TO LEVY ANY TAX OR TO MAKE ANY APPROPRIATION FOR THE PAYMENT OF THE DISTRIBUTIONS ON THIS CERTIFICATE OR ANY COSTS INCIDENTAL THERETO. NEITHER THE FAITH AND CREDIT NOR THE TAXING POWER OF ANY MEMBER, THE STATE OF

WISCONSIN OR ANY POLITICAL SUBDIVISION OR AGENCY THEREOF OR ANY POLITICAL SUBDIVISION APPROVING THE ISSUANCE OF THIS CERTIFICATE, NOR THE FAITH AND CREDIT OF THE ISSUER, ANY ISSUER SPONSOR OR ANY ISSUER INDEMNIFIED PARTY, SHALL BE PLEDGED TO THE PAYMENT OF THE DISTRIBUTIONS ON THIS CERTIFICATE OR ANY COSTS INCIDENTAL THERETO. THE ISSUER HAS NO TAXING POWER.

NO RECOURSE SHALL BE HAD FOR THE PAYMENT OF DISTRIBUTIONS ON THIS CERTIFICATE AGAINST ANY ISSUER INDEMNIFIED PARTY, UNDER ANY RULE OF LAW OR EQUITY, STATUTE, OR CONSTITUTION OR BY THE ENFORCEMENT OF ANY ASSESSMENT OR PENALTY OR OTHERWISE, AND ALL SUCH LIABILITY OF ANY SUCH ISSUER INDEMNIFIED PARTY, IS HEREBY EXPRESSLY WAIVED AND RELEASED AS A CONDITION OF AND CONSIDERATION FOR THE EXECUTION AND ISSUANCE OF THIS CERTIFICATE.

This certifies that the Registered Owner named above (the “Holder”) is the owner of an equity interest in the Portfolio Assets, as set forth and subject to the conditions in that Trust Agreement dated October 31, 2024 (the “Trust Agreement”) between Public Finance Authority, as Issuer, and Wilmington Trust, National Association, not individually but solely as Trustee (together with its successors and assigns, the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Trust Agreement.

Pursuant to the terms of the Trust Agreement, Underlying Enhanced Receipt Payments, revenues, receipts and other payments of any kind whatsoever received in respect of or relating to the Underlying Enhanced Receipts will be distributed to the Holders of the Certificates as of the applicable Record Date on each applicable Certificate Distribution Date after payment of certain fees, as more fully described in the Trust Agreement.

All Distributions with respect hereto will be made in accordance with the Trust Agreement, subject to the rules and regulations of DTC.

Any distribution to the Holder of this Class A Certificate in reduction of the Certificate Balance stated above is binding on such Holder and all future holders of this Class A Certificate and any Class A Certificate issued in connection with the transfer or exchange of this Class A Certificate or in lieu hereof, whether or not notation of such distribution is made upon this Class A Certificate.

The Certificates are limited in right of distribution to certain collections and recoveries relating to the Underlying Enhanced Receipts, all as more specifically set forth in the Trust Agreement.

Pursuant to the Trust Agreement, subject to certain conditions set forth therein, the Certificate Balance of Class A Certificates is subject to payment, in whole or in part, on Certificate Distribution Dates and at other times as set forth in the Trust Agreement and as specified in a notice given to the Holders by the Trustee.

The Certificates are subject to Mandatory Tender as set forth in the Trust Agreement.

As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the offices of the Trustee accompanied by a written instrument of transfer in form satisfactory to the Trustee and duly executed by the Holder hereof, or his attorney duly authorized in writing, and thereupon one or more new Certificates in Authorized Denomination of a like Certificate Balance will be issued to the designated transferee or transferees.

No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

This Certificate is one of a duly authorized issue of Certificates by the Issuer. Unless authenticated by the Trustee, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

The Holder, by its acceptance of this Certificate, agrees that it will look solely to the Portfolio Assets for Distributions and that the Issuer, the Trustee, the Dissemination Agent, the Administrator and the Custodian are not liable to the Holder hereof or any other Holder of any Certificate for any amount distributable under this Certificate or the Trust Agreement, except as expressly provided in the Trust Agreement.

The Trust Agreement is governed by and construed, and the obligations, rights and remedies of the parties shall be determined, in accordance with the laws of the State of Wisconsin (excluding conflict of law rules).

This Certificate does not purport to summarize the Trust Agreement and reference is made to the Trust Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby and the rights, duties and immunities of the Issuer, the Trustee, the Dissemination Agent, the Holders, the Beneficial Owners, the Administrator and the Custodian.

This Certificate is subject to all the terms of the Trust Agreement, which describes the rights and obligation of each Holder and by which each Holder, by virtue of its acceptance of this Certificate or any Beneficial Interest therein, assents to and agrees to be bound.

THE TRUST AGREEMENT CONSTITUTES THE CONTRACT GOVERNING THE RIGHTS AND OBLIGATIONS OF THE ISSUER, THE TRUSTEE, THE ADMINISTRATOR, THE HOLDERS AND THE BENEFICIAL OWNERS. THIS CERTIFICATE IS ONLY EVIDENCE OF SUCH CONTRACT AND, AS SUCH, IS SUBJECT IN ALL RESPECTS TO THE TERMS OF THE TRUST AGREEMENT, WHICH SUPERSEDES ANY INCONSISTENT STATEMENTS IN THIS CERTIFICATE.

The recitals contained herein shall not be taken as statements of the Trustee, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Certificate, the Trust Agreement or the Underlying Enhanced Receipts. This Certificate is being issued by the Issuer and authenticated and delivered by the Trustee solely in its capacity as Trustee under the Trust Agreement and not in its individual capacity. Amounts payable under this Certificate are payable solely from amounts related to the

Underlying Enhanced Receipts and any other amounts assigned to the Trustee under, and in accordance with the terms of, the Resolution and the Trust Agreement.

IN WITNESS WHEREOF, the Public Finance Authority has caused this Certificate to be signed in its name and on its behalf by the manual or facsimile signature of its Assistant Secretary.

PUBLIC FINANCE AUTHORITY

By:

Assistant Secretary

CERTIFICATE OF AUTHENTICATION

Date of Authentication: ____________

This is one of the Public Finance Authority Affordable Housing Multifamily Certificates Series 2024-1, Class A described in the within mentioned Trust Agreement.

WILMINGTON TRUST, NATIONAL ASSOCIATION, not individually but solely as Trustee

By:

Authorized Officer/Authorized Signer

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Social Security or Federal Taxpayer Identification Number)

(Please print or typewrite Name and Address, including postal Zip Code of Assignee)

an equity interest in the Portfolio Assets evidenced by the within Certificate and hereby authorize(s) the registration of transfer of such interest to the above-named assignee on the Register of the Certificates.

I (we) further direct the issuance of a new Certificate of a like Authorized Denomination evidencing the same Certificate Balance to the above-named assignee and delivery of such Certificate to the following address:

Dated: _____________________

_____________________________

Signature by or on behalf of Assignor

________________________________

Signature Guaranteed

EXHIBIT B

[FORM OF NOTICE OF THE TRUSTEE]

TO: __________
__________
__________
Attn: __________

RE: Public Finance Authority Affordable Housing Multifamily Certificates Series 2024-1, Class A

The undersigned, a duly authorized officer of Wilmington Trust National Association, as Trustee (the “Trustee”) under the Trust Agreement, dated October 31, 2024 (the “Trust Agreement”), with respect to the above-captioned Certificates (the “Certificates”), hereby notifies the addressee(s) hereof that (check applicable box(es)):

☐ 1. Pursuant to Section 5.02(a) of the Trust Agreement, the successor Administrator appointed by the Trustee at the direction of the Majority Owner is _____. The date of the engagement of the successor Administrator is _____.

☐ 2. Pursuant to Section 9.01(a) of the Trust Agreement, the Termination Date shall be __________, and on such date Holders are required to surrender their Certificates to the Trustee to receive the final Distribution.

☐ 3. Pursuant to Section 9.01(d) and 9.03(a) of the Trust Agreement, (i) a Termination Event as set forth in Section 9.02(b) of the Trust Agreement has occurred, (ii) the Administrator is required to dispose of all of the Portfolio Assets (other than amounts on deposit in any fund or account held under the Trust Agreement) immediately for the best available price, (iii) the Termination Date shall be __________, (iv) the amount of such final payment shall be $__________, and (v) any record date otherwise applicable to such distribution is not applicable, and payment shall be made only upon presentation and surrender of the Certificates at the following office of the Trustee:

__________
__________
__________
__________

Any capitalized, but undefined, term used in this Notice is used as defined in the Trust Agreement.

Very truly yours,

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:

Authorized Officer

Dated: _____________

B-2